Roivant R&D Day September 28, 2021 Exhibit 99.1

Statement of Limitations (1/2) The following is a series of presentations (the “Presentation”) prepared by Roivant Sciences Ltd. and certain of its subsidiaries and affiliates (the “Company”). This Presentation is only for its intended investor audience, and for informational purposes only, and it is not intended for reproduction or any further dissemination without the Company’s consent. This Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of any nature whatsoever, in any jurisdiction, and it may not be relied upon in connection with the purchase of securities.   This Presentation It is not intended to form the basis of any investment decision or any other decisions with respect of the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, by and among Montes Archimedes Acquisition Corp. (the “SPAC”), and the Company and should not be relied upon in connection with any investment decision. The information contained herein does not purport to be all-inclusive and none of the SPAC, the Company or any of their respective affiliates, directors or officers makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.   Forward Looking Statements   This Presentation may contain forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws.  Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and any related financing, the level of redemption by the SPAC’s public stockholders, the timing of the completion of the Business Combination, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Future results are not possible to predict. Opinions and estimates offered in this Presentation constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This Presentation contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the SPAC and the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the Business Combination, are also forward-looking statements. In addition, promising interim results or other preliminary analyses do not in any way ensure that later or final results in a clinical trial or in related or similar clinical trials will replicate those interim results. The product candidates discussed herein are investigational and not approved and there is no assurance regarding any possible progress in the clinical trials, timing and results of the clinical trials, potential drug profile and points of differentiation for the potential drug candidates, the safety and efficacy of the potential drug candidates, the timing and commercial success of the product candidates, strategies for completion and likelihood of success for our business and activities, development plans, target product profiles, regulatory activities, competitive position, market opportunity, potential pricing and reimbursement claims, potential growth opportunities or that any product candidates will ever receive regulatory approval or be successfully commercialized.   All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the SPAC’s and the Company’s ability to control or predict.   These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the SPAC and the Company regarding the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the SPAC or to satisfy other conditions to closing in the definitive agreements with respect to the Business Combination; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet and maintain Nasdaq’s listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including risks related to (i) the Company’s limited operating history and the inherent uncertainties and risks involved in biopharmaceutical product development, (ii) the outbreak of the novel strain of coronavirus, SARS-CoV-2, which causes COVID-19, and could adversely impact the Company’s business, including its clinical trials and pre-clinical studies. (iii) the Company’s ability to successfully identify new product candidates to develop, acquire or in-license and its drug discovery efforts, which may not be successful, (iv) the regulatory approval process for new drugs, and ongoing regulatory obligations for approved product candidates, (v) regulatory and legislative developments in the healthcare industry, (vi) the Company’s ability to attract and retain key personnel, (vii) the Company’s international operations and (viii) the Company’s ability to obtain and maintain intellectual property protection for its technology and product candidates; (10) the risk that we may not be able to raise financing in the future; (11) the risk that we may not be able to retain or recruit necessary officers, key employees or directors following the Business Combination; (12) the risk that our public securities will be illiquid; (13) the effect of COVID-19 on the foregoing, including the SPAC’s ability to consummate the Business Combination due to the uncertainty resulting from the COVID-19 pandemic; and (14) other risks and uncertainties indicated from time to time in filings made with the SEC, including those risk factors described under “Risk Factors” of the Form S-4/A filed with the SEC on August 9, 2021, under “Item 1A. – Risk Factors” of the Company’s Quarterly Report on Form 10-Q filed with the SEC on September 21, 2021 and, where applicable, the most recent Annual or Quarterly Reports on Form 10-K or 10-Q, as applicable, filed with the SEC by our SEC registered affiliates, including Arbutus Biopharma Corp., Sio Gene Therapies Inc. and Immunovant, Inc. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements in deciding how to make any investment decisions. You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by law.

Statement of Limitations (2/2) Key Performance Indicators This Presentation may include certain key performance indicators (“KPIs”). Management regularly reviews these and other KPIs to assess the Company’s operating results. Realized return on our investments in Vants and technology sold to Sumitomo Dainippon Pharma Co., Ltd. (“DSP”) reflect the value realized directly from the DSP transaction. The Company measures its return on publicly traded Vants by comparing the value of its ownership stake in the public Vants against its aggregate investment in those entities. The Company believes these KPIs are useful to investors in assessing operating results and returns on historical investments. These KPIs should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. There is no assurance the future investments will achieve similar results   Use of Projections This Presentation may contain financial forecasts or projections with respect to the SPAC, the Company and their respective affiliates.  No representation or warranty, express or implied, is made by the SPAC, the Company or their respective affiliates, or the SPAC’s or the Company’s or such affiliates’ respective directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information contained herein, or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements or otherwise, relating thereto. Without limiting the generality of the foregoing, no audit or review has been undertaken by an independent third party of the financial assumptions, data, results, calculations and forecasts contained, presented or referred to in this Presentation. You should conduct your own independent investigation and assessment as to the validity of the information contained in this Presentation and the economic, financial, regulatory, legal, taxation, stamp duty and accounting implications of that information. This Presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The SPAC and the Company disclaim any duty to update the information contained in this Presentation. Any and all trademarks and trade names referred to in this Presentation are the property of their respective owners. The SPAC and the Company do not intend the use or display of other companies’ trademarks or trade names to imply a relationship with, or endorsement or sponsorship of the SPAC or the Company by, any other companies.   Industry and Market Data In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information.   Additional Information The Company has filed a proxy statement / prospectus on Form S-4/A with the SEC relating to the proposed Business Combination, which has been mailed to the SPAC’s stockholders. This Presentation does not contain all the information that may be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The SPAC's stockholders and other interested persons are advised to read the proxy statement / prospectus and the amendments thereto and other documents filed in connection with the proposed Business Combination, as these materials contain important information about the Company, the SPAC and the Business Combination.  Stockholders are able to obtain copies of the definitive proxy statement / prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov.

Table of Contents Roivant Overview 5 Roivant Discovery 19 Proteovant 35 Genevant 45 Dermavant 61 Immunovant 98 Aruvant 105 Kinevant 123

Roivant: Redefining “Big Pharma” from End to End Roivant in 2014 Roivant Today Discover Develop Commercialize 1. Create Value 2. Be Contrarian 3. Climb the Wall 4. Sweat the Details 5. Evolve or Die Our Principles 5

How We’ve Executed on Our Vision Cited figures and associated investment multiples are Key Performance Indicators. Please refer to the information included on Slide 3 with respect to our KPIs. 1. Medicine, Vant launch, and approval figures include Alliance Vants transferred to Sumitovant, a wholly-owned subsidiary of Sumitomo Dainippon Pharma (“Sumitomo”), in December 2019. SPIRIT 1 and SPIRIT 2 were completed subsequent to Myovant’s transfer to Sumitovant. 2. Based on aggregate Roivant investments in tech assets and in the five transferred Vants from Vant inception to transaction close, and aggregate proceeds received at closing of the Sumitomo Transaction, excluding (i) a $1BN allocation to Sumitomo’s purchase of Roivant equity and (ii) $99.1M initial liability related to Option Vants. Excludes investment in Sinovant and proceeds received from the termination of Sumitomo’s options to purchase Roivant’s ownership interests in the Option Vants. 3. The implied enterprise value of the combined company at the conversion price cap of the new preferred equity investment made concurrently with the merger was $7.0 billion. This enterprise value implies an equity value of $6.1 billion (after netting out approximately $900 million of debt and other adjustments). No assurance can be given that the implied enterprise or equity value is an accurate reflection of the value of the combined business at closing or in the future. At closing of the merger and assuming a $7.0 billion enterprise value, Roivant’s ongoing, fully diluted equity ownership in the combined entity was approximately 12% (without giving effect to certain liquidation preferences held by the preferred equity shareholders). Clinical Achievements 8 positive Phase 3 trials of 9 total1 3 FDA approvals from Vants launched by Roivant and owned by Sumitovant1 >40 medicines brought into development1 NDA for tapinarof accepted for filing; first expected Roivant product launch Small Molecule Discovery Engine Leading computational drug discovery platform, with proprietary tools for atom-by-atom simulations and a team to continue to push the frontier Broad discovery pipeline of programs designed or optimized in silico to address challenging, high-value targets Strong Financial Track Record $3BN upfront transaction with Sumitomo Dainippon Pharma (DSP), yielding 4.3x return on Vants and technology sold2 $2BN consolidated cash balance as of June 30 $320M in cash and minority equity stake in Datavant, following merger with Ciox Health3

8 Consecutive Positive Phase 3 Studies

Study	Drug	Indication	Patients Enrolled	Geography	Topline Results		Primary p-value
PSOARING 1	Tapinarof	Psoriasis	510		August 2020	✓	P < 0.0001
PSOARING 2	Tapinarof	Psoriasis	515		August 2020	✓	P < 0.0001
SPIRIT 1*	Relugolix	Endometriosis	638		June 2020	✓	P < 0.0001
SPIRIT 2*	Relugolix	Endometriosis	623		April 2020	✓	P < 0.0001
HERO	Relugolix	Prostate Cancer	934		November 2019	✓	P < 0.0001
LIBERTY 2	Relugolix	Uterine Fibroids	382		July 2019	✓	P < 0.0001
LIBERTY 1	Relugolix	Uterine Fibroids	388		May 2019	✓	P < 0.0001
EMPOWUR	Vibegron	Overactive Bladder	1,530		March 2019	✓	P < 0.001
MINDSET	Intepirdine	Alzheimer's Disease	1,315		September 2017	✗	P > 0.05

ROIVANT SCIENCES

For Investor Audiences Only

Note: The FDA has approved relugolix for the treatment of adult patients with advanced prostate cancer and for the management of heavy menstrual bleeding associated with uterine leiomyomas (fibroids) in premenopausal women. The FDA has approved vibegron for the treatment of adult patients with overactive bladder. Otherwise, the drugs noted above in current pipeline are investigational and subject to health authority approval. Topline results dates are based on corresponding Vant press releases. Relugolix and vibegron are being developed by Myovant and Urovant, two Vants that were transferred to Sumitovant, a wholly-owned subsidiary of Sumitomo Dainippon Pharma, in December 2019. *SPIRIT 1 and SPIRIT 2 were completed subsequent to Myovant's transfer to Sumitovant. Trial geography maps indicate continents with trial sites and do not represent all countries within a given continent.

7

Development Pipeline

	Modality	Preclinical	Phase 1	Phase 2	Phase 3	Registration
TAPINAROF Psoriasis | *Dermavant*	Topical					▶
TAPINAROF Atopic Dermatitis | *Dermavant*	Topical				▶	
CERDULATINIB Vitiligo | *Dermavant*	Topical			▶		
IMVT-1401 Myasthenia Gravis | *Immunovant*	Biologic			▶		
IMVT-1401 Warm Autoimmune Hemolytic Anemia | *Immunovant*	Biologic			▶		
IMVT-1401 Thyroid Eye Disease | *Immunovant*	Biologic			▶		
ARU-1801 Sickle Cell Disease | *Aruvant*	Gene Therapy			▶		
NAMILUMAB Sarcoidosis | *Kinevant*	Biologic		▶			
LSVT-1701 *Staph Aureus* Bacteremia | *Lysovant*	Biologic		▶			
CERDULATINIB Atopic Dermatitis | *Dermavant*	Topical		▶			
DMVT-504 Hyperhidrosis | *Dermavant*	Small Molecule		▶			
DMVT-503 Acne | *Dermavant*	Topical	▶				
ARU-2801 Hypophosphatasia | *Aruvant*	Gene Therapy	▶				
AFM32 Solid Tumors | *Affivant*	Biologic	▶				
CVT-TCR-01 Oncologic Malignancies | *Cytovant*	Cell Therapy	▶				

ROIVANT SCIENCES
For Investor Audiences Only

Note: All drugs in current pipeline are investigational and subject to health authority approval.

Gene Therapy | Cell Therapy | Topical | Biologic | Small Molecule

8

Novel steroid-free topical tapinarof, if approved, could be uniquely positioned to transform two of the largest global immuno-dermatology markets

Value Added by Roivant Platform	Potential To Transform the Treatment of Psoriasis and Atopic Dermatitis
• Leveraged platform expertise to expand IP with multiple patents expected to provide protection until at least 2036 • Hired leadership and provided investment that together delivered Phase 3 success	• Once-daily, cosmetically elegant, non-steroidal cream that, if approved, could offer a favorable combination of treatment effect, safety, durability on therapy, and remittive effect • Psoriasis and atopic dermatitis affect an estimated 8M and 26M patients in the US, respectively • Potential to be used across mild, moderate & severe plaque psoriasis, including sensitive areas

Psoriasis Phase 3: Statistically significant improvement in PGA score of clear or almost clear with a minimum 2-grade improvement compared to vehicle from baseline ($p<0.0001$)[1]

Primary Endpoint: PGA Response[2]



Mean Treatment Success, % (SEM)
50%
40%
30%
20%
10%
0%
Δ 29.4%
p<0.0001
35.4%
6.0%
Δ 33.9%
p<0.0001
40.2%
6.3%
Tapinarof 1% QD (n=340)
Vehicle QD (n=170)
Tapinarof 1% QD (n=343)
Vehicle QD (n=172)
PSOARING 1
PSOARING 2

Key Secondary Endpoint: PASI75[3]



Mean Treatment Success, % (SEM)
50%
40%
30%
20%
10%
0%
Δ 25.9%
p<0.0001
36.1%
10.2%
Δ 40.7%
p<0.0001
47.6%
6.9%
Tapinarof 1% QD (n=340)
Vehicle QD (n=170)
Tapinarof 1% QD (n=343)
Vehicle QD (n=172)
PSOARING 1
PSOARING 2

Positive Data from Long-Term Extension Study:

- *39.2% (299/763) of subjects included in interim analysis achieved complete disease clearance (PGA=0)*
- *In an integrated analysis including the pivotal trials and extension, 63.5% of subjects achieved PASI75 and 44.2% achieved PASI90[4]*
- *Remittive benefit of approximately four months observed following treatment discontinuation[5]*

ROIVANT SCIENCES

For Investor Audiences Only

Note: All drugs in current pipeline are investigational and subject to health authority approval.
1. In both PSOARING 1 and PSOARING 2, adult patients with plaque psoriasis were randomized in a 2:1 ratio to receive once daily (QD) treatment with tapinarof cream, 1% or vehicle cream. 2. Proportion of subjects who achieved a Physician Global Assessment (PGA) score of clear (0) or almost clear (1) with a minimum 2-grade improvement from Baseline at Week 12. 3. Proportion of subjects with ≥75% improvement in Psoriasis Area and Severity Index (PASI) from Baseline at Week 12. 4. Proportion of subjects with ≥90% improvement in Psoriasis Area and Severity Index (PASI) from Baseline at any time point. 5. For subjects entering the extension study with a PGA score of 0, median time to disease worsening (PGA score ≥2).

9

ARUVANT

Only one-time potentially curative gene therapy for sickle cell disease with demonstrated ability to engraft with reduced intensity conditioning (RIC)

Value Added by Roivant Platform

- Longstanding Roivant relationship with CCHMC enabled initial asset license and strong academic-industry partnership
- Manufacturing process improvements have enabled increased hemoglobin F expression and vaso-occlusive event (VOE) reduction

Well-Positioned Against Competitors[1]

GBT	CRISPR Therapeutics	bluebirdbio
~$2BN market cap	~$10BN market cap	~$1BN market cap
Oxbryta approved *Chronic therapy*	*Developing CTX001* *Requires myeloablation*	*Developing LentiGlobin* *Requires myeloablation*

ARU-1801 is only product candidate clinically shown to engraft with only an RIC regimen

Preliminary clinical data from ongoing Phase 1/2 trial of ARU-1801 demonstrate potential to deliver durable, meaningful VOE reductions to patients with sickle cell disease[2]

	Hospitalized VOEs			Total VOEs		
	Pre-treatment (24 mo)	Post-treatment (24 mo)	***Reduction (%)***	Pre-treatment (24 mo)	Post-treatment (24 mo)	***Reduction (%)***
Patient 1	7	1	*86%*	41	3	*93%*
Patient 2	1	0	*100%*	20	3	*85%*
Patient 3	6	0 at 18 mos	*100%*	12	0 at 18 mos	*100%*
Patient 4	8	0 at 12 mos	*100%*	12	0 at 12 mos	*100%*

Updated manufacturing → Patients 3 and 4

- **Durable engraftment to 36+ months in Patients 1 and 2**
- **No VOEs to date in most recent patients**

Note: All drugs in current pipeline are investigational and subject to health authority approval. All trademarks are property of their respective owners. VCN = vector copy number.
1. Approximate market capitalizations as of August 31, 2021. There is no guarantee that Aruvant will achieve a valuation in line with these companies.
2. ASH 2020.

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10

IMMUNOVANT

Rapidly initiated multiple Phase 2 trials to develop anti-FcRn antibody IMVT-1401 as a best-in-class or first-in-class subcutaneous injection

Value Added by Roivant Platform

- Identified and licensed drug from HanAll Biopharma and expanded potential patient reach by selecting three initial indications with first- or best-in-class potential
- Funded and ran key Phase 1 pharmacodynamic trial, positioning for successful public listing via reverse merger
- Recruited key executive leadership, and board of directors led from inception by Roivant employee



MG
WAIHA
TED
~364k patients
ITP
PV
CIDP
BP
NMO
PF
GBS
PMN
Expanded opportunity ≥ 758k patients
US
Europe

Clinical Results to Date

- Myasthenia Gravis: 60% responder rate on the MG-ADL vs 20% for placebo, and 3.8-point mean improvement on myasthenia gravis activities of daily living (MG-ADL, p=0.039)
- Warm Autoimmune Hemolytic Anemia: 1 of 3 patients dosed ≥ 11 weeks achieved an increase in hemoglobin well over 2 g/dL from baseline, which was maintained during treatment
- Thyroid Eye Disease: In Phase 2a, 57% of patients improved by ≥ 2 points on clinical activity score (CAS), and 43% of patients were both proptosis responders* and CAS responders**; efficacy results in Phase 2b, which was terminated early, were inconclusive

Resuming Clinical Development Following Observed Increases in Cholesterol and LDL

- In February 2021, Immunovant voluntarily paused dosing in ongoing clinical studies to investigate observed elevated cholesterol levels
- Program-wide data review suggests that lipid elevations are predictable, manageable, and appear to be driven by reductions in albumin, with the 255 mg dose resulting in modest changes to LDL and albumin with potent knockdown in IgG
- The increases in LDL and reductions in albumin were reversible upon cessation of dosing, and no major adverse cardiovascular events have been reported to date

Note: All drugs in current pipeline are investigational and subject to health authority approval. All trademarks are property of their respective owners.
Based on interim analysis of 15 trial participants. After the interim analysis, an additional two patients enrolled and were randomized. MG-ADL responders defined as patients showing ≥ 2-point improvement.
*Proptosis responders improved ≥ 2mm in study eye without significant deterioration in fellow eye. **CAS responders achieved a total CAS score of 0 or 1.
Source: Immunovant 10-K filed June 1, 2021. MG = Myasthenia Gravis. TED = Thyroid Eye Disease. WAIHA = Warm Autoimmune Hemolytic Anemia.

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11

Vant Model Enables Rapid Scaling


Immunovant
Dermavant
Aruvant
New Vants from
ROIVANT
DISCOVERY
Datavant
Genevant
Lysovant
ROIVANT
SCIENCES
Cytovant
New Vants from
Additional
In-Licensing
Kinevant
Alyvant
Lokavant
Proteovant
Affivant
Sio
Arbutus

ROIVANT SCIENCES
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12

The Roivant Model for Drug Discovery and Development Find assets externally and in-license Discover drugs internally and advance into the clinic Plan to in-license multiple potentially category-leading drugs per year Develop drugs at Vants Identify drug targets and biological pathways Plan to submit multiple INDs for novel drug candidates each year, starting with our first in 2022

Entering the Era of Predictive, High-Precision Molecular Medicine 1980 2000 2021 2010 2016 SBDD DOCKING WATERS DYNAMICS INTEGRATED BIOPHYSICS, DYNAMICS, AND AI/ML We are positioned to realize the promise of rational drug design by treating drug discovery as engineering Ability to run atom-by-atom simulations that accurately model complex biological systems as they function in nature

TPD: targeted protein degradation. The Roivant Vision in Drug Discovery: Small Molecule Drug Design as Engineering Inputs “Investment lens” for target identification, powered by interdisciplinary team of R&D experts, investors and data scientists Outputs Drug candidates paired with Roivant’s extensive track record of success in clinical trial design and execution Accurate force field and quantum mechanics to solve molecular energies Biophysical data, including conformational genetics and protein science Ability to generate precise simulations to predict biologically relevant conformational behavior and drug properties of interest Identify novel allosteric binding sites Simulate conformations for biased signaling Predict ternary structure formation for TPD Examples

What's Really "Inside" Our Engine?

PROPRIETARY TOOLS

Conformational Genetics
Analyze genomic variants to define disease targets and map mutations to 3-D structures to predict novel MOA and conformational mechanism

Druggability Assessment
Predict high-energy water hotspots and druggable pockets using water thermodynamics and mixed-solvent molecular dynamics (MD)

Accurate Structures for Protein Complexes
Integrate molecular dynamics with biophysical data

Binding Energies
Ability to conduct >1,000 *in silico* binding affinity predictions/day

Beyond Binding (Dynamics and Kinetics)
Model complex biological motions, including agonism, allostery, biased signaling, and ternary structures

Atom-by-Atom Design
Visualize atom-by-atom free energy contributions of a ligand binding to a protein

Machine Learning and Generative Models
Predict ADMET properties, use of data-driven models to identify novel molecules

Our engine is powered by a supercomputing cluster with over 600 GPUs, allowing us to run thousands of molecular simulations in parallel

EXPERTISE

Expertise Across All Areas of Molecular Simulations
Software engineering, high-performance computing, methods development, applications, and experienced drug designers

Software Engineering and Methods Development
Own software stack, facilitating the most accurate, fast, and scalable target-specific simulations

Hardware Development
Maximize throughput, minimize bottlenecks, and tune hardware to optimize performance for bespoke predictive sciences methods

Experienced Drug Designers
Leverage medicinal chemistry, modeling, simulation, and biophysics to lead the new era of predictive, high-precision molecular medicines

Laboratory Facilities
Evaluate highest value candidates with in-house labs, enabling highest quality and rapid turnaround

Leaders in Computational Drug Discovery
Senior scientific leadership team with authorship of over 200 peer-reviewed articles and over 20,000 citations

In-house expertise across critical discovery capabilities can expand our engineering toolset as we pursue different types of hard biological problems

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16

Roivant Builds Technologies to Transform Biopharma Development and Commercialization

DATAVANT

- Datavant seeks to power every exchange of health data, unlocking a massive ecosystem of companies using linked, longitudinal data to improve patient outcomes
- Continued growth across health data network, including >400 organizations and >100 subscription customers
- Powers the advanced use of real-world evidence, patient finding, outcomes research, and commercial analytics
- Customers and partners include Janssen/J&J and other top 20 pharmas, ZS, Medidata, Cigna, Parexel, Symphony Health, Komodo Health, and the NIH

Merged with Ciox Health, providing Roivant with $320MM in cash and minority equity stake in combined entity[1]

Lokavant

- Lokavant offers software that integrates real-time data from ongoing clinical trials and monitors risks related to time, cost, and quality
- Proprietary data model serves as a "common language" for trial operational data and enables real-time data integration
- AI trained on proprietary dataset of 1,300+ trials designed to identify the most important risks quickly, when there is still time to mitigate them
- Expanded international footprint through partnership with leading Japanese CRO CMIC

Deployed as Parexel's next generation remote monitoring platform

1. The implied enterprise value of the combined company at the conversion price cap of the new preferred equity investment made concurrently with the merger was $7.0 billion. This enterprise value implies an equity value of $6.1 billion (after netting out approximately $900 million of debt and other adjustments). No assurance can be given that the implied enterprise or equity value is an accurate reflection of the value of the combined business at closing or in the future. At closing of the merger and assuming a $7.0 billion enterprise value, Roivant's ongoing, fully diluted equity ownership in the combined entity was approximately 12% (without giving effect to certain liquidation preferences held by the preferred equity shareholders).

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17

Key Near-Term Potential Catalysts

dermavant	Tapinarof NDA Filing in Psoriasis	Mid-2021	✓
	Tapinarof Phase 3 Initiation in Atopic Dermatitis	2H 2021	✓
	FDA Approval Decision on Tapinarof for Psoriasis	2Q 2022	
	Topline Date from Tapinarof Phase 3 Trials in Atopic Dermatitis	1H 2023	
IMMUNOVANT	IMVT-1401 Phase 3 Initiation in Myasthenia Gravis	Early 2022	
	Two New Indications for IMVT-1401 to be Announced	By August 2022	
	Initiate Pivotal Trial for IMVT-1401 in Second Indication	2022	
ARUVANT	First Patient Dosed with Updated ARU-1801 Manufacturing Process	2H 2021	✓
	Additional Clinical Data from ARU-1801 Phase 1/2	2H 2021	✓
	ARU-1801 Phase 3 Initiation	1H 2023	
kinevant	Namilumab Phase 2 Initiation in Sarcoidosis	1H 2022	
lysovant	LSVT-1701 MAD Initiation	1H 2022	
proteovant THERAPEUTICS	Phase 1 Initiation for First Degrader Candidate	2022	
ROIVANT SCIENCES / proteovant THERAPEUTICS	Multiple Additional Degrader Candidates Entering IND-Enabling Studies Each Year	Starting 2022	

All catalyst timings are based on current expectations but may be subject to change. All trademarks are property of their respective owners. Drugs are investigational and subject to regulatory approval.

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18

From Chip to Clinic Integrating Advanced Simulation and AI Approaches to Design Novel Medicines for Challenging Disease Targets

Integrated Drug Discovery at Roivant – From Chip to Clinic

SUPERCOMPUTER

- >600 GPUs
- >6000 CPUs
- Cloud for bursts
- Custom FPGA research

SIMULATION PLATFORM

- Quantum mechanics for the most accuracy
- Molecular dynamics to simulate biological motions
- Advanced AI/ML capabilities

SCIENTIFIC EXPERTISE

- ~90 PhD scientists, both experimental and computational

FULLY INTEGRATED

- Experienced drug designers
- Unique ability to combine experimental & computational data
- 10,000 sq. ft. in-house laboratory

PIPELINE INTEGRATION

- Roivant pipeline informs discovery process
- Differentiated pipeline with multiple assets in Phase I-III trials

ROIVANT DISCOVERY
For Investor Audiences Only
20

Leading Computational Discovery Capabilities in Physics and AI/ML Sample in silico Assays Identify novel binding sites on a protein and assess druggability Predict binding affinity and selectivity of a ligand to a protein, including ternary complexes Simulate conformational dynamics of a protein as it shifts between active and inactive states Computational Physics Machine learning using known protein-protein interactions to design new degraders that can effectively stabilize target-E3 interfaces Hit finding for induced proximity modulators (molecular glues and heterobifunctional molecules) Ubiquitin proteasome system map to identify degron motifs Machine Learning

Improvements from Combining AI and Physics Approaches

ML-Enhanced Force Field



ML
QM on >40,000 molecules
$\min_q E(q|\chi, J^{(0)})$
q
charge
Improved Electrostatic Potential

Physics – Captures the distribution of charge within the molecule and interactions with the environment

Machine Learning – Assigns atomic parameters so that electrostatic potential matches quantum mechanical calculations



Electrostatic Potential
Classical Force Field
ML-Enhanced Force Field
Force Field
Quantum Mechanics

Improved pK_a Predictions



Acidic Molecules
Basic
QM Model
QM+ML Model
acidic pKas only (outliers purged)
basic pKas only (outliers purged)
Naive acidic pKa
Naive basic pKa
Reference pKa
MACCS Fingerprints + Energies (acidic pKa model)
MACCS Fingerprints + Energies (basic pKa model)
R² = 0.7925
MAE = 0.8211
RMSE = 1.4506
R² = 0.8628
MAE = 0.7583
RMSE = 1.1371
Predicted pKa

ROIVANT DISCOVERY

For Investor Audiences Only

χ: atomic electronegativity that characterizes how strongly an electron is associated with an atom
$J^{(0)}$: atomic hardness that characterizes how much the atomic charge varies under a external field
E: electrostatic potential energy
q: atomic charges

22

Roivant Biophysics and Structural Biology Advantage Generated hundreds of protein samples using 3 expression systems (mammalian, insect, and bacterial) Protein labeling for NMR Protein Science X-ray Crystallography Detect buried protein regions in binary and ternary complexes Augment simulations to generate atomic-resolution models in days (X-ray or CryoEM take months or longer) Hydrogen-Deuterium Exchange (HDX) Nuclear Magnetic Resonance (NMR) Enhance Simulations with Biologically Relevant Data Structural Biology Fragment screening Binding affinity in solution without protein labels, tags, or attachments Ligand-observed techniques Protein-observed NMR to characterize interactions with specific pockets Biophysics Solved high-resolution crystal structures for challenging targets KRAS G12D HIF-2a SMARCA2/VHL Complementary to simulations Electron density can be used as a collective variable in MD simulations

Conformational Modulation Assays with Integrated MD + Biophysics x: atomic coordinates Er: restrained potential energy function E0: unbiased potential energy function R: experimental restraining energy De: experimental data   conformation expt. bias experimental data simulation data Protein Protein+inhibitor STD NMR Coarse grained information from experimental measurements SAXS TROSY-HSQC NMR HDX-MS Experimental Biophysical Data Structural model with atomistic resolution Accurate Force Field https://aip.scitation.org/doi/abs/10.1063/1.5089924

Witnessing Relevant Biological Timescales with Atomic Resolution Protein Folding Water reorganization Allosteric binding Agonism and conformational related events Loop dynamics and domain breathing Protein folding Timescale Relevant biological event Critical timescale to make project-driving predictions for drug design Relative binding free energy pico micro milli sec minute nano

Peer to Schrödinger’s FEP+ for speed and accuracy of binding free energy calculations. Novel atomic decomposition of binding free energy lets our drug designers “see” areas for improvement. Free Energy Calculations and Atomic Decomposition for Better Designs

The era of predictive, high-precision molecular medicines across multiple modalities What Does The Predictive Sciences Platform Enable? Target ID Relating genetics to protein conformations Identification of novel MOAs Druggability and Novel Binding Sites Detection of cryptic/dynamic pockets Fragment soaking crystallography Computational mixed-solvent MD Competitive Binders Agonists Antagonists Allosteric Modulators Distal dynamic modulation Conformational stabilization Induced Proximity Modulators Heterobifunctional degraders Molecular glue degraders Phosphorylation-inducing molecules Free energy surfaces provide the roadmap for engineering novel drugs, atom-by-atom

Design Cycle – Ideate, Design, Predict, Make, Test, Analyze, Iterate Explore billions of new molecule designs Binding Free Energies Conformational Energies Off-target Selectivity ADME/Tox Models AI/ML Models   Atomic Decomposition Proprietary method Answers “why” for good/bad binders Conformational Modulation Protein motion Structure-biology relationship Predictive Simulations Drug Candidate Platform team develops bespoke methods to solve target-specific problems Experimental Data Design Team Med. Chem. Modeling Simulation Biophysics Predictive Sciences Platform Medicinal Chemistry Water Thermodynamics Atomic Energy Decomposition Conformational Modulation Generative Models ANALYZE & ITERATE IDEATE DESIGN PREDICT MAKE/TEST

Beyond Binding: Conformational Modulation and Induced Proximity

Advanced Simulation Approach

- **Bespoke Force Field**
  - All ligands are parameterized from scratch with QM
- **Advanced Simulations**
  - Long timescale
  - Biophysics constraints
  - Conformational free energies
- **Protein-Protein Interactions**
  - Docking
  - Refinement
  - Analysis
- **Binding Free Energies**
  - Relative
  - Absolute
  - Energy decomposition
- **HPC**
  - >600 GPUs
  - >6000 CPUs
  - Cloud for burst computing
  - Folding@Home
  - National Labs

Exploratory Sampling: Weighted Ensemble Simulations (WES)



Interface RMSD
Minimum distance, Contacts

- Discretize conformational space according to Collective Variables (CVs) related to relevant biology
- Replicate trajectories that cross conformational "bins" and spend more time on reactive trajectories
- Elucidate free energy surfaces
- Discovery biologically relevant conformational states, pathways, rates, and free energies

Path Sampling: Metadynamics + Extended ABF (Meta-eABF)



1. CV Elucidation (e.g. NLR family, phosphatase)
2. CV Optimization
3. Validation (e.g. Mechanism)

- Biological motions are captured with Collective Variables (CVs)
- CV elucidation is unique to each biological system, but once determined it can accelerate simulations on system of interest
- Adaptive path allows refinement of CV to specific target class for increased speed and accuracy

ROIVANT DISCOVERY

For Investor Audiences Only

30

Example of How We Develop Methods to Overcome Critical Bottlenecks: Heterobifunctional Molecules for Protein Degradation



Free Molecules in a Cell
Protein of Interest (POI)
E3 ligase
E3
POI
E3 ligand
Linker
POI warhead
Heterobifunctional molecule
Induced Proximity
E3
POI
LYS
Ternary Complex
Ubiquitination
E3
E2
POI
Ub
POI
Ub
Degradation
POI
Ub
Ub
Ub
Ub
Proteasome
Catalytic Cycle

ROIVANT DISCOVERY
For Investor Audiences Only
31

Modeling the Ternary Structure is Critical to a Predictive TPD Platform Binding Kinetics Binding Affinity Structure Dynamics Off-the-shelf computational methods are not suited to accurately predict the dynamic solution-state ternary complex

Fully Integrated Binding Simulation with Hydrogen-Deuterium Exchange Data

Most Accurate Ternary Structure Prediction Known

Integration of experimental hydrogen-deuterium exchange mass spectrometry (HDX-MS) data offers unique advantage

Final Statistics:

- Warhead-interface RMSD = 0.40 Å
- Ligand-interface RMSD = 0.65 Å
- Protein-protein interface RMSD = 1.3 Å
- Fraction of native contacts = 90%

Computational Details:

- **Simulation times:**
  - 4 μs for formation of encounter complex
  - 4 μs for re-arrangement
- **GPUs and time to solution:**
  - 64 GPUs x 1 day
- **System size:**
  - 125K atoms
- **Weighted Ensemble Collective Variables (CVs):**
  - CV1: Minimum distance
  - CV2: Number of native contacts
  - CV3: HDX-MS protection


VHL
Degrader molecule
SMARCA2

ROIVANT DISCOVERY
For Investor Audiences Only
33

Conclusions Roivant is a fully integrated drug discovery company – “From Chip to Clinic” We have built an industry-leading computational platform for molecular simulations and AI/ML to overcome critical bottlenecks in drug discovery The development of custom apps is key for drugging challenging targets Integration of experimental data enables more accurate and biologically relevant simulations Pipeline expansion into induced proximity and selective cooperativity opens new opportunities for predictive computational platform

Degrading Proteins, Defeating Disease

Degrading Proteins, Defeating Disease By harnessing the human body’s innate cellular machinery to selectively ‘delete’ proteins, we aim to create new medicines to treat patients with debilitating diseases We are pursuing this expansive field with the scientific knowledge, proprietary technologies, business acumen, and risk tolerance required to succeed The power of protein degradation is now being realized!

2015 Crews et al. Nature Chemical Biology; 2017 Crews et al. Cell Chemical Biology; 2019 Chamberlain et al. Cell Chemical Biology; 2019 Sun et al. Signal Transduction and Targeted Therapy Why Targeted Protein Degradation? Demonstrated efficacy, as a function of protein depletion, in tumors that are resistant to inhibitors/antagonists Demonstrated Efficacy in Drug Resistant Disease 3 Highly selective degradation of target protein vs. isozymes or paralog proteins with high homology Selective Degradation of Target Proteins 2 Targeted Protein Degradation Catalytic mechanism of degraders potentially enables therapeutic activity at lower doses Catalytic Action Enabling Activity at Lower Doses 4 Target historically “undruggable” proteins, including transcription factors and scaffolding proteins that lack a catalytic pocket Unconstrained by Active Site Requirements 1 Protein degradation offers distinct advantages over other drug modalities including inhibitors

Unlocking The Vast Opportunity To Expand The Druggable Proteome By Exploiting the Ubiquitin-Proteasome System (UPS)

Protein degradation via the UPS is a multiple step process:

- **The degrader simultaneously engages the target protein and E3 ligase complex**
- **Optimal orientation of the new ternary complex ensures optimal proximity of the two proteins such that ubiquitin is transferred from the E3 ligase complex to the target protein**
- **Successful ubiquitination marks the target protein for destruction, resulting in degradation by the proteosome**



1
Ubiquitin chain transfer
Target Protein
E3 Ligase
Ub
Catalytic degrader activity
2
Protein tagged for degradation
Proteasomal degradation
3

Proteovant Degrader Design Capabilities Span an Array of E3 Ligase Modulation Modalities

Heterobifunctional Degraders	*Monovalent Degraders*	*Potential Future Modalities*
		

Graphic: Adapted from Advances in targeting 'undruggable' transcription factors with small molecules. Henley M.J. Nature Reviews (2021).

ROIVANT DISCOVERY
For Investor Audiences Only
proteovant THERAPEUTICS
38

Proteovant – Positioned As A Leading Pioneer In Protein Degrader Discovery and Development Formed new Vant focused on the discovery and development of novel targeted protein degraders Assembled a world-class team of discovery scientists, drug developers and business professionals Acquired Oncopia Therapeutics Cofounded by Dr. Wang, a world-renowned scientist focused on protein degradation at the University of Michigan. Over 15 years, Dr. Wang and his team have developed a deep degrader pipeline and generated a large global IP estate Broad initial pipeline of degraders to more than 10 targets - oncology and immunology Established long-term, exclusive discovery partnership with Dr. Wang and his lab for targeted protein degradation Closed initial $200 million equity investment with SK Holdings Leveraging Roivant’s investments in computational sciences through close collaborations with VantAI (machine learning and focus on protein degrader discovery and development)

World-Class Executive Team Positioned to Execute on Our Vision



Drew Fromkin

Chief Executive Officer

30+ years leadership in healthcare co's, serves as Vant Portfolio Operating Partner. Previously CEO Tarveda Therapeutics; CEO of Clinical Data (CLDA – $1.5 Billion Sale); Head Corp Dev. Merck- Medco



Ruby Holder, MBA

Chief Strategy Officer

30+ years in healthcare, majority spent as a long-short healthcare portfolio manager. Previously VP of Roivant Governance, Managing Partner & Portfolio Manager at Greywall Asset Management



Tiago Girao, CPA

Chief Financial Officer

20+ years leading teams in accounting, finance, treasury, IR and other corporate operations functions. Previously CFO of Respivant, CFO of Cytori, and 10+ years of experience in public accounting



Zhihua Sui, PhD

Chief Scientific Officer

30+ years in drug discovery and advancement of >20 compounds to the clinic in multiple therapeutic areas. Previously VP of Chemistry and Strategic Outsourcing at Agios, and various leadership roles at Janssen



Helai Mohammad, PhD

VP, Cancer Biology

15+ years of experience in oncology research with emphasis on epigenetics. Previously Senior Scientific Director at GlaxoSmithKline



Scott Priestley, PhD

VP, Discovery Chemistry

23+ years leading drug hunting chemistry teams, delivering numerous compounds across various disease areas. Previously Director of Discovery Chemistry at BMS



Christine Stuhlmiller, MBA

VP, Program Management

17+ years of experience in healthcare, most recently as Executive Director, Global Product Development and Supply Program Management BMS/Celgene.



Winston Wu, PhD

VP, CMC

27+ years of experience in chemistry process development and manufacturing. Previously VP of Chemical Research, Development and Manufacturing at Lexicon Pharmaceuticals



Corey Strickland, PhD

VP, Molecular Technology

25+ years in building structural biology drug discovery platforms across multiple disease areas. Previously Senior Principal Scientist at Merck



John Athanasopoulos, MBA

VP, R&D Operations

20+ years in various research and operational roles in biotech, pharma, and academic settings. Previously held leadership roles at Jnana Therapeutics, C-4 Therapeutics and the Broad Institute

ROIVANT DISCOVERY
For Investor Audiences Only
proteovant THERAPEUTICS
40

Proteovant’s Leading Protein Degrader Discovery and Development Engine Is Fueled By Differentiated Capabilities Target Selection and Validation Driven by seasoned team of R&D, structural biology, and strategy experts Degrader Expertise Multi-year, exclusive partnership with the University of Michigan lab of Dr. Wang & internal R&D leadership Wet Labs In-house and academic facilities equipped for biology, chemistry, and biophysics Machine Learning Leading machine learning platform for in silico target ID, degrader design, ligase optimization Machine Learning Infused Across The Continuum Of Proteovant Capabilities All trademarks are property of their respective owners

Selected Pipeline Programs * Multiple programs For Investor Audiences Only Drugs are investigational and subject to regulatory approval. Balanced pipeline of protein degrader targets spanning Oncology and Immunology Advancing initial protein degrader programs from the Oncopia acquisition Enhancing pipeline with degraders to new targets and novel E3 ligase discovery work through our internal R&D capabilities as well as our collaborations with Dr. Wang and VantAI

VantAI: A Novel Paradigm For Rational Degrader Discovery

Classical small molecule machine learning starts chemistry first - VantAI flips this script

Protein-Contacts First, Learning From Evolution

I) Look at every possible interface



II) Evolutionary scoring



VantAI -score
Interface
E3
POI
DL model
0.7

III) Chemistry to fill the gap



VantAI -score
Degrader
E3
POI
DL model
0.98

1. Protein-Contacts First: VantAI starts with protein-protein interfaces, independent of specific protein (E3 or POI)
2. Value of Evolution: possible protein interfaces are highly conserved, providing learnings from millions of examples in nature
3. Leveraging Deep Learning: training models on evolutionary information to learn differences in interfaces
   - Models produce VantAI score - scoring similarity of E3-POI interfaces to naturally occurring interfaces
4. Close The Gap: optimize towards small, drug-like chemistry de-novo designed to mimic most favorable natural interfaces

Validated In Extensive Benchmarking



Without VantAI method[1]
With VantAI method
Enrichment
100
80
60
40
20
0
>11x
6.4%
72.9%

- Enrichment: for each benchmark structure, percent of predicted ternary complexes alike[2] to real, crystalized glue system
- >11x accuracy increase, allowing rational molecule design to fill the gap

Real World Discovery Impact

- **Increase Hit Rate**: impact from example[3] project: 6/8 initial compound designs showed >50% degradation for target without previous recorded degradation
- **Faster Pipeline Progress**: 5 targets with PoC degradation[4] in <1 year

ROIVANT DISCOVERY

For Investor Audiences Only

1 Restrained Protein Docking using LightDock
2 Enrichment: % of predicted ternary complexes within 10A Ligand RMSD (based on CAPRI) of crystalized ground truth glue ternary complexes reported in PDB (Benchmark structures: 6HOF, 6HOG, 6UML, 5HXB, 5FQD, 6UE5, 6UD7, 6PAI, 6SJ7, 6QOR, 6QOV, 6QOW, 6TD3, 6M90, 6M91, 6M92, 6M93, 6IQN)
3 Prior VantAI project
4 >30% degradation vs control

43

Well-financed to advance pipeline of protein degraders to the next level of value creation World-class team assembled to drive discovery and development of optimized protein degraders Advancing broad pipeline of protein degraders Long-term, exclusive discovery research partnership in protein degradation established with Dr. Wang Investing in internal discovery to expedite current programs and further expand the pipeline with novel degraders Exclusive partnership with VantAI to access unique and proprietary, degrader-optimized machine learning and systems biology Proteovant – Positioned To Lead In Protein Degrader Discovery and Development

Business and Technology

Genevant Overview World-class delivery platforms to enable delivery of mRNA, siRNA, gene editing constructs, and other nucleic acids Best-in-class proprietary lipid nanoparticle (LNP) platform and proprietary ligand conjugate platform Focused business of collaboration around delivery expertise and technology platforms Offers partners attractive potential to deliver payloads to traditionally hard-to-reach tissues/cell types, plus NA design capability More than 600 LNP-related issued patents and pending patent applications, directed to individual lipid structure, particle composition, particle morphology, manufacturing and mRNA-LNP formulations Industry-Leading Nucleic Acid Delivery Company Genevant uses its expertise in the delivery of nucleic acid therapeutics to develop optimal delivery systems for its collaborators’ identified payloads or target tissues Genevant provides collaborators access to validated technology to deliver nucleic acid therapeutics, eliminating the need to build internal delivery expertise or build IP estate from scratch in complex field Genevant typically retains ownership or certain rights to delivery-related IP developed in context of collaboration, which can be leveraged for other out-licenses and to build on developments for future deals Business Model Designed to be Profitable While Building Further Advances in Nucleic Acid Delivery Technology Business model exemplified by numerous recent collaborations and licensing deals

Decades of Experience in Nucleic Acid Delivery, Creative Corporate Partnering



Peter Lutwyche, PhD
Chief Executive Officer and President, GSC

- Former CTO, Arbutus Biopharma; Head of Pharmaceutical Development, QLT
- Developed and commercialized VISUDYNE® at QLT
- Over 20 years experience in nucleic acid-based products



Pete Zorn
President and Chief Legal Officer, GSI

- Former COO, Genevant, Chief Corporate Officer and General Counsel, Albireo Pharma; General Counsel and VP, Communications, Santaris Pharma; General Counsel and SVP, Targacept



James Heyes, PhD
Chief Scientific Officer

- Former VP, Drug Delivery, Arbutus Biopharma
- Over 17 years experience in lipid chemistry and nucleic acid drug delivery
- Over 20 issued and published US patents in lipid nanoparticle and ligand conjugate technology



Tracy Meffen
VP Quality & Regulatory

- Former Head Quality, Arbutus Biopharma
- Over 25 years experience in QA and RA management roles at various organizations including Lungpacer, INEX, Lilly and Genzyme



Ed Yaworski
VP Pharmaceutical Development

- Head of CMC, Arbutus Biopharma
- Over 30 years experience in pharma including 18 years nucleic acid drug delivery
- Inventor of leading nucleic acid delivery technology used in more than a dozen clinical trials

47

All trademarks are property of their respective owners

For Investor Audiences Only

© GENEVANT SCIENCES CORPORATION. 2021. ALL RIGHTS RESERVED.

Industry-Leading Delivery Capabilities Enable Diverse NA Therapeutics LNP Ligand Conjugates mRNA vaccines Infectious Disease Personalized Oncology siRNA/ASO hepatocyte delivery siRNA/ASO other cell types Gene Editing hepatocyte/ other cell types mRNA/DNA (Hepatocyte/other cell types) Therapeutic Proteins/mAbs Proven, best-in-class LNP technology First and only FDA-approved systemically administered RNA-LNP (Alnylams’s ONPATTRO®) Clinically validated for hepatocyte and vaccine applications; ongoing development for lung, eye, stellate and immune cells 600+ issued patents and pending applications Novel GalNAc ligands for hepatocyte delivery administered subcutaneously Equal or better potency/ safety to industry benchmark in preclinical models Next gen in development with best-in-class potential Ongoing research for novel extrahepatic ligands All trademarks are property of their respective owners

LNP Platform

Genevant’s Lipid Nanoparticle (LNP) Delivery Platform Multi-component lipid formulations encapsulating nucleic acid payload(s) within a lipid core Limited constraints on NA payload composition, structure or size Stable uniform dispersion of colloidal nanoparticles Efficient intracellular delivery to cytoplasm via receptor-mediated endocytosis PEG Lipid Ionizable Lipid Structural Lipid Cholesterol Nucleic Acid 100 nm

Genevant has Unparalleled Experience Designing Ionizable Lipids In a head-to-head study comparing multiple LNP formulations varying only the ionizable lipid, a newer Genevant formulation outperformed third party formulations Superior potency and avoidance of immune stimulation relative to others, including the formulation used in Alnylam’s Onpattro® Greater Potency Greater Immune Stimulation Balb/C, n=4, 0.5 mg/kg mRNA, 4 h Key: Genevant Company A Company B Company C All trademarks are property of their respective owners

Genevant LNP Technology has Entered the Clinic in More than a Dozen Product Candidates Representing Hundreds of Subjects

Clinical Highlights (non-exhaustive)

Company	Product	Indication	Activity	Latest Phase
Alnylam Pharmaceuticals	ONPATTRO (patisiran)	ATTR Amyloidosis	• Safely dosed for up to 25 months in some patients • Efficacy of up to 94% TTR knockdown with physiological effect • Approved by the FDA August 2018	Approved
Arbutus Biopharma	ARB-1467 (TKM-HBV)	Hepatitis B	• Completed Phase 2b trial in HBV patients • Clear PD effect (knock down of surface antigen)	Phase 2
	TKM-PLK1	Oncology	• Safely dosed for up to 18 months • Evidence of anti-tumor activity based on a decrease in tumor size and a decrease in tumor density consistent with necrosis	Phase 2
	TKM-Ebola (three LNP products)	Ebola Infection	• 100% protection in lethal primate model of EVD • Compassionate use in 2014 Ebola outbreak	Phase 2
moderna	Four Prophylactic mRNA Vaccines	Various infectious diseases	• Successful completion of first in human mRNA vaccine trial • Met primary endpoint of neutralizing Ab titers in healthy subjects	Phase I
gritstone oncology	GRANITE-001	Oncology	• Personalized oncology vaccine; self replicating RNA payload encoding tumor neoantigens • Promising immunogenicity activity and safety data released	Phase 2
Providence Therapeutics	PTX-COVID19-B	SARS-CoV-2	• Promising immunogenicity data released	Phase 1

Favorable safety data in a variety of repeat-dosing schedules

52
© GENEVANT SCIENCES CORPORATION. 2021. ALL RIGHTS RESERVED.
For Investor Audiences Only

Collaborator Providence Therapeutics Reported Favorable Interim Phase 1 Antibody Data for mRNA-LNP COVID-19 Vaccine* Data from 60 subjects; two doses, 28 days apart Compelling safety data also reported Both expts: (2 IM doses, 3-week interval). Measurements 14 days post boost. Robust Anti-spike Ab Titers Dotted line represents convalescent sera average *https://providencetherapeutics.com/article-details/providence-therapeutics-announces-very-favorable-interim-phase-1-trial-data-for-ptx-covid19-b-its-mrna-vaccine-against-covid-19.html Drugs are investigational and subject to regulatory approval.

Hepatic Stellate Cell (HSC)-Directed LNP: Strong Target-Specific Knockdown Building on track record of success, focusing on access to historically challenging tissues and cell types Hepatic stellate cells well established as central driver of fibrosis In preclinical studies, delivery of siRNA to HSCs via Genevant’s LNP demonstrated selective knockdown of mRNA in mice with minimal activity in hepatocytes Additional research in lung, muscle, CNS, eye Drugs are investigational and subject to regulatory approval.

Genevant LNP Manufacturing Technology Controlled mixing process (not microfluidic or extrusion based) Broadly applicable to nucleic acids including plasmid DNA, siRNA, and mRNA High encapsulation efficiency Rapid, reproducible and robust Easily scalable Modular design is transferable GMP compliant

Ligand Conjugate Platform

Genevant’s siRNA-Ligand Conjugate Delivery Platform siRNA design stabilizes the conjugate and enhances cellular delivery Linker chemistry increases the Stability, potency, and duration of activity Ligand-targeting moiety mediates binding and internalization of conjugate: 5’ or 3’ coupled e.g., GalNAc

siRNA-GalNAc Conjugates Mechanism of Action GalNAc-conjugated ligand mediates siRNA delivery GalNAc binds & internalized by ASGPR (Asialoglycoprotein Receptor); Clears serum glycoproteins via clathrin-mediated endocytosis High capacity uptake system Highly expressed and conserved across species siRNA passively released from endosome and engages RISC Results in mRNA cleavage and inhibition of translation

First Generation Compared Favorably to Benchmark, RNAi 2.0 Provided Enhanced Potency and Duration of Effect in NHP RNAi 2.0 contains intrinsic endosomolytic properties Single subcutaneous dose NHP study; all groups used same TTR sequence to allow direct comparison Marked enhancement in potency Compatible with GalNAc or other ligand types

Representative Corporate Partnering Co-develop + co-commercialize specified mRNA-LNP rare disease programs; 50-50 profit/cost share; additional LNP licenses for specified oncology target License to LNP for SAM RNA vaccine products for COVID-19 License to LNP for SAM RNA vaccine products for specified undisclosed indication Collaboration for LNP-based gene editing therapeutics for specified rare diseases Collaboration for LNP access to specified targets in hep. stellate cells for liver fibrosis Collaboration for LNP delivery for nonviral gene therapy for specified rare liver diseases License to LNP for vaccine containing mRNA encoding for antigen for SARS-CoV-2 License to LNP for vaccine containing mRNA encoding for antigen for SARS-CoV-2 Other Recent Transactions (undisclosed) Collaboration for LNP-based gene editing therapeutics for specified rare disease Licenses to LNP for mRNA COVID-19 vaccines or therapeutics to universities in the U.S. and abroad All trademarks are property of their respective owners

| Confidential. For Internal Review Purposes Only. WE WILL DERMATOLOGY Dermavant Sciences

Investment Summary Poised to TRANSFORM Immuno-Dermatology | For Investor Audiences Only. Transformational 2 in 1 Lead Product Candidate Tapinarof, a novel chemical entity, was shown to have rapid onset and efficacy with clinically meaningful and statistically significant differences observed for all primary and secondary endpoints in pivotal studies. ~40% of tapinarof treated patients achieved complete disease clearance (PGA=0) in the long-term extension trial with treatment effect consistent regardless of baseline disease characteristics, severity, and patient demographics. Uniquely positioned to potentially transform the two largest global immuno-dermatology markets: psoriasis ($16.5B in 2019) and atopic dermatitis ($2.3B in 2019) NDA filed; FDA PDUFA action expected in 2Q 2022 Comprehensive commercial planning underway for 2H 2022 Tapinarof: Phase 3 Program Points to Five Key Attributes Treatment Effect – Primary efficacy endpoints met in PSOARING 1 and PSOARING 2 (p-values <0.0001); all secondary endpoints achieved including PASI75 Durability (On Therapy) – No evidence of tachyphylaxis observed, suggesting treatment durability during the trials Remittive Effect (Off Therapy) – PSOARING 3 interim analysis showed median remittive effect of ~4 months (defined as off-therapy maintenance of PGA score of 0 or 1) for some patients during the trials Safety – No Tapinarof SAEs reported in Phase 3 program; majority of AEs localized, mild to moderate in nature Tolerability – Well tolerated by patients; discontinuation rates due to AEs of 5.6-5.8% across studies; potential to be used across mild, moderate, & severe plaque psoriasis, including sensitive areas Growing Development Pipeline Tapinarof in atopic dermatitis – Phase 3 Program initiated 3Q 2021; topline results anticipated 1H 2023 Development pipeline addressing additional disease states & indications

Tapinarof Targets the Two Largest Markets in Immuno-Dermatology

Psoriasis & atopic dermatitis markets projected to reach ~$31B in the US and ~$44B globally by 2026



2019
Other
$2.3
Atopic
Dermatitis
$2.3
$21.1B
Globally
Psoriasis
$16.5
2026
Other
$7.9
Atopic
Dermatitis
$13
$52.2B
Globally
Psoriasis
$31.3
10%
'19-'26
CAGR
'19-'26
CAGR
28%

U.S. Sales (2019)

Psoriasis: **$12.0B** (~73% of Global Sales)

Atopic Dermatitis: **$1.9B** (~82% of Global Sales)

U.S. Sales (2026)

Psoriasis: **$21.6B** (~69% of Global Sales)

Atopic Dermatitis: **$9.0B** (~70% of Global Sales)

Evaluate Pharma Data: Global Psoriasis and Atopic Dermatitis Prescription Drugs Market and Forecast 2019 – 2026 (excluding aesthetic indications); Psoriasis Indication Profile, USA Market Analysis; Atopic Dermatitis Indication Profile, USA Market Analysis (extracted September 2021).

63 | For Investor Audiences Only.

dermavant

Tapinarof Offers a Transformational 2-in-1 Lead Product Candidate

Novel MOA delivering a unique & differentiated target product profile

Psoriasis Overview

Chronic, inflammatory disease characterized by red patches & plaques with silvery scales on skin




1. Large, mostly adult population (~8M people in U.S.)[1]
2. Limited topical options for long-term use prior to orals and biologics[2,3]
3. Long-term steroid use carries risk of significant side effects (e.g., skin atrophy)[4,5,6]

Atopic Dermatitis Overview

Chronic, itchy, inflammatory skin disease



1. Large, mostly pediatric population (~26M in United States)[7,8]
2. Safety concerns limit TCS long-term use, particularly for children[4,5]
3. Recent launches have not addressed unmet needs either due to tolerability issues or biologics that are not appropriate for patients with mild disease[9,10]

Sources: 1. Armstrong, AW., et al., JAMA Dermatol. 2021;157(8):940-946. doi:10.1001/jamadermatol.2021.2007. 2. Lebwohl, M. A clinician's paradigm in the treatment of psoriasis. Journal of the American Academy of Dermatology, 53, S59-69, 2005. 3. Kerdel, F., & Zaiac, M. An evolution in switching therapy for psoriasis patients who fail to meet treatment goals. Dermatologic Therapy 28, 390-403, 2015. 4. Draelos, ZD (2008) Current Medical Research and Opinion 24(4): 985-994. 5. Coondoo, A. et al. Side-effects of topical steroids: A long overdue revisit. Indian Dermatology Online Journal. V.5(4); 2014. 6. Alexander T. et al. (2018) Prescriptions for atopic dermatitis: oral corticosteroids remain commonplace. Journal of Dermatological Treatment, 29:3, 238-240. 7. National Eczema Association. (November 2020). Retrieved from https://nationaleczema.org/research/eczema-facts/. 8. Bieber T. Atopic dermatitis. New England Journal of Medicine. 2008;358(14):1483-1494. 9. Lin CP-L, Gordon S, Her MJ, Rosmarin D, A Retrospective Study: Application Site Pain with the Use of Crisaborole, a Topical PDE4 Inhibitor, Journal of the American Academy of Dermatology (2018), doi:https://doi.org/10.1016/j.jaad.2018.10.054. 10. DUPIXENT Package Insert.

64 | For Investor Audiences Only.

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Track Record of Success in Developing & Commercializing Innovative Dermatology Products at Multiple Companies | For Investor Audiences Only. All trademarks are property of their respective owners. Todd Zavodnick Chief Executive Officer Phil Brown MD, JD Chief Medical Officer Chris Chapman Chief Commercial Officer David Rubenstein MD, PhD Chief Scientific Officer Chris Van Tuyl Esq General Counsel Michael Swartzburg Chief Financial Officer Paul Seaback SVP, Technical Operations Anna Tallman VP, Medical Affairs Diana Villalobos VP, Clinical Elaine Clark VP, Global Regulatory Affairs, QA & PV Peter Nicholson SVP, Business Development

Innovative Immuno-Dermatology Pipeline with Global Rights[1]

PRODUCT CANDIDATE	INDICATION	STAGE OF DEVELOPMENT				KEY MILESTONE
		Preclinical	Phase 1	Phase 2	Phase 3	
CLINICAL STAGE DEVELOPMENT PROGRAMS						
TAPINAROF (DMVT-505) A topical therapeutic AhR modulating agent inhibiting several proinflammatory factors	**Psoriasis**	→	→	→	→	**NDA submitted; FDA PDUFA action expected in 2Q 2022**
	Atopic Dermatitis	→	→	→	→	Phase 3 Program initiated 3Q 2021; topline results anticipated 1H 2023
CERDULATINIB (DMVT-502) A topical dual JAK/Syk inhibitor	**Vitiligo**	→	→	→		Phase 2a completed 1H 2021
	Atopic Dermatitis	→	→			Phase 2a protocol in development
OXYBUTYNIN/PILOCARPINE (DMVT-504) Oral combination of immediate-release muscarinic antagonist and delayed-release muscarinic agonist	**Hyperhidrosis**	→	→			Phase 2b protocol in development
EARLY-STAGE DEVELOPMENT PROGRAMS						
DMVT-503 A novel mechanism of action for the topical treatment of acne vulgaris	**Acne Vulgaris**	→				Preclinical studies ongoing

66 | For Investor Audiences Only.

1. Excludes certain Asian territories.

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1For Internal Discussion Purposes Only TAPINAROF CREAM PSORIASIS PROGRAM Phil Brown MD, JD, Chief Medical Officer

Tapinarof: Novel Multi-Modal Mechanism of Action

Inhibits inflammatory cytokines, promotes epidermal barrier restoration & decreases oxidative stress

TAMA is designed to inhibit two pro-inflammatory pathways implicated in psoriasis & atopic dermatitis. AhR modulation by tapinarof also increases antioxidant activity & promotes skin barrier restoration.[1-5]

Tapinarof → AhR

Effect		Outcome
↓ Th17 cytokines*†‡[1]	→	1 Decreased inflammation in psoriasis
↑ Antioxidant activity via Nrf2 pathway*†[1-3]	→	2 Decreased oxidative stress
↑ Filaggrin, loricrin, and involucrin*[1,2]	→	3 Skin barrier restoration
↓ Th2 cytokines*‡[4,5]	→	4 Decreased inflammation in atopic dermatitis



HO
H3C
H3C
HO

$C_{17}H_{18}O_2$

Molecular weight 254 g/mol

*Demonstrated in vitro. †Demonstrated ex vivo. ‡Demonstrated in mice models. AhR, aryl hydrocarbon receptor; Nrf2, nuclear factor erythroid 2-related factor 2; TAMA, therapeutic AhR modulating agent; Th, T helper cell. 1. Smith SH et al. J Inv Dermatol 2017;137:2110–2119. 2. Furue M et al. J Dermatological Sci. 2015;80:83–88. 3. Tsuji G et al. J Invest Dermatol. 2012;132:59–68. 4. Dermavant DOF [DMVT-505 Th2 Polarization; Apr 2015]. 5. Dermavant DOF [DMVT-505 AD Mouse Model; Oct 2016].

68 | For Investor Audiences Only.

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PSOARING Program – Executive Summary

Novel & differentiated attributes observed – NDA filed; PDUFA action expected in 2Q 2022

Treatment Effect

- PSOARING 1 and PSOARING 2 PGA primary endpoints met (P<0.0001) and PASI75 secondary endpoint met
- In interim analysis (IA) of PSOARING 3 LTE data, 57.3% of patients achieved PGA = 0 / 1 and 39.2% achieved PGA = 0

Durability (On-Therapy)

- Improvement in treatment effect observed with continued use beyond 12 weeks
- No evidence of tachyphylaxis, suggesting durability with continued use during the trial

Remittive Effect (Off-Therapy)

- Approximately 4-month median remittive effect observed among patients entering PSOARING 3 with PGA = 0 (n=78)
- Other anti-inflammatory compounds demonstrate rapid loss of clinical benefit after drug withdrawal

Safety

- AEs consistent with previous studies, no new safety signals identified
- No treatment-related serious adverse events reported in PSOARING 1, 2 or PSOARING 3 IA
- Over 2,200 patients have enrolled in 18 clinical trials (phase III trials included all disease severities)

Tolerability

- Consistent safety and tolerability observed for all skin locations and durations of treatment studied
- Discontinuation rate due to AEs was 5.6% - 5.8% across studies
- Greater than 90% of eligible patients from PSOARING 1 and PSOARING 2 enrolled in PSOARING 3

69 | For Investor Audiences Only.

Phase 3 PSOARING Program – Study Design

Over 1,000 patients enrolled in two identically-designed pivotal trials followed by long-term open-label extension study



Double-blind Treatment (12 weeks)
Long-term Open Label Extension† (40 weeks)
Follow-Up (4 weeks)
Patients with Plaque Psoriasis
Aged 18–75 years old
PGA score ≥2*
BSA ≥3% – ≤20%
PSOARING 1
(DMVT-3001)
N= 510[1]
R 2:1
Tapinarof 1% QD
Vehicle QD
PSOARING 2
(DMVT-3002)
N= 515[2]
R 2:1
Tapinarof 1% QD
Vehicle QD
PSOARING 3
Long-term Extension (LTE)
(DMVT-3003)
N=763[3]
Withdrawal & Re-treatment
Off-Treatment

Primary endpoint:
- PGA score of 0 (clear) or 1 (almost clear) & ≥2-grade improvement from baseline at Week 12

Secondary endpoints:
- Proportion of patients achieving PASI75 from baseline at Week 12
- Proportion of patients achieving PASI90 from baseline at Week 12
- PGA score 0 or 1 at Week 12
- Mean % change in total BSA from baseline at Week 12

Open Label Extension:
- Patients entering open label extension remain on treatment with tapinarof 1% QD until a PGA score of 0 is achieved

Re-treatment criteria:
- Patients with psoriasis disease worsening, defined as PGA score ≥2, enter re-treatment with tapinarof 1% QD until a PGA of 0 is achieved

*Patients with PGA of 2 (mild) and PGA of 4 (severe) limited to ~10% each of the total randomized population; ~80% of the total randomized population with PGA of 3 (moderate); †Patients electing not to participate in LTE had follow-up visit 4 weeks after completion of treatment period. BSA, body surface area; LTE, long-term extension; PASI75, ≥75% improvement in Psoriasis Area and Severity Index; PASI90, ≥90% improvement in Psoriasis Area and Severity Index; PGA, Physician Global Assessment; QD, once daily.
1. Clinicaltrials.gov; NCT03956355. 2. Clinicaltrials.gov; NCT03983980. 3. Clinicaltrials.gov; NCT04053387.

70 | For Investor Audiences Only.
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PSOARING 1 & 2 Pivotal Program – Primary & Secondary Efficacy Results

Primary efficacy endpoint met, as demonstrated by magnitude of PGA treatment success* & †PASI75

PGA Score of 0 or 1 & ≥2-grade Improvement from Baseline at Week 12 *(ITT, MI)*



MEAN TREATMENT SUCCESS, % (SEM)
60%
50%
40%
30%
20%
10%
0%
Δ 29.4%
P<0.0001
35.4%
6.0%
Δ 33.9%
P<0.0001
40.2%
6.3%
Tapinarof 1% QD (n=340)
Vehicle QD (n=170)
Tapinarof 1% QD (n=343)
Vehicle QD (n=172)
PSOARING 1
PSOARING 2

PASI75 from Baseline at Week 12 *(ITT, MI)*



MEAN PASI75 RESPONSE RATE, % (SEM)
60%
50%
40%
30%
20%
10%
0%
Δ 25.9%
P<0.0001
36.1%
10.2%
Δ 40.7%
P<0.0001
47.6%
6.9%
Tapinarof 1% QD (n=340)
Vehicle QD (n=170)
Tapinarof 1% QD (n=343)
Vehicle QD (n=172)
PSOARING 1
PSOARING 2

Key Safety Highlights

- AEs consistent with previous studies, no new safety signals identified, highlights predictability of drug safety profile
- Folliculitis, nasopharyngitis, contact dermatitis, headache, pruritis and dermatitis most common TEAEs
- Low study discontinuation rate due to folliculitis (1.8% in PSOARING 1 and 0.9% in PSOARING 2)
- Favorable tolerability on sensitive sites including face, neck, axillae, inframammary, skin folds, genitalia, and anal crux

*PGA score of 0 (clear) or 1 (almost clear) and ≥2-grade improvement from baseline. †PASI75 response: ≥75% improvement in PASI from baseline ITT, intention-to-treat; MI, multiple imputation; NDA, new drug application; PGA, Physician Global Assessment; PASI, Psoriasis Area and Severity Index; QD, once daily; SEM, standard error of mean. P-value based upon Cochran-Mantel-Haenszel analysis stratified by baseline PGA score.

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PSOARING 3 LTE Study – ~40% of Tapinarof Treated Patients Achieved PGA 0 PGA of 0 corresponds to complete disease clearance | For Investor Audiences Only. Overall (n=763) Patients who Entered LTE Trial on Tapinarof 1% QD & Continued on Tapinarof 1% QD (n=508) Patients who Entered LTE Trial on Vehicle QD & Started on Tapinarof 1% QD (n=255) Number of Patients Who Entered the Study with PGA ≥ 1 221 139 82 Number of Patients Who Entered the Study with PGA=0 78 73 5 Overall achievement of a PGA=0 during the study, n (%) 299/763 (39.2%) 212/508 (41.7%) 87/255 (34.1%) % Patients Achieving PGA of 0 (ITT, OC) ITT, intention-to-treat, OC, observed cases; PGA, Physician Global Assessment; QD, once daily. PGA Score of 0 from Baseline (n=763) PSOARING 3 (ITT, OC) Data from Interim Analysis, 11/25/20

Phase 3 PSOARING Program – Rapid Onset of Action

Statistically significant PASI improvement as early as Week 2

Mean Change in PASI from Baseline to Week 12 (ITT, MI)*



WEEK
2
4
8
12
0
-1
-2
-3
-4
-5
-6
MEAN REDUCTION IN PASI (SEM)
†P<0.0001
†P<0.0001
†P<0.0001
-1.47
-4.85
†P<0.0001
Tapinarof 1% QD (n=340)
Vehicle QD (n=170)
PSOARING 1
WEEK
2
4
8
12
0
-1
-2
-3
-4
-5
-6
MEAN REDUCTION IN PASI (SEM)
-0.52
†P<0.0001
†P<0.0001
†P<0.0001
-5.44
†P<0.0001
Tapinarof 1% QD (n=343)
Vehicle QD (n=172)
PSOARING 2

Exploratory Endpoint Achieved

- Rapid onset of activity with 20% reduction in disease activity by Week 2 and difference versus vehicle continues to increase over time
- PASI, a quantitative measure, showed earlier separation than PGA global measures demonstrating reduction in disease activity

*Least squares mean. †Denotes statistical significance.
ITT, intention-to-treat; MI, multiple imputation; PASI, Psoriasis Area and Severity Index; PGA, Physician Global Assessment; QD, once daily; SEM, standard error of mean.

73 | For Investor Audiences Only.

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Phase 3 PSOARING Program – Rapid Peak Pruritis Improvement

NRS of at least a 4-point reduction achieved as early as Week 2

Minimum 4-point Improvement in Peak Pruritus NRS from Baseline to Week 12 (ITT, OC)*



Tapinarof 1% QD
Vehicle QD
†P=0.0282
†P=0.0016
†P=0.0002
†P=0.0004
67.5%
46.1%
80%
60%
40%
20%
0%
PROPORTION OF PATIENTS, (SEM)
2
4
8
12
WEEK
PSOARING 1
Tapinarof 1% QD
Vehicle QD
†P=0.0152
†P<0.0001
†P<0.0001
†P<0.0001
59.7%
31.3%
PSOARING 2

Exploratory Endpoint Achieved

- Mean baseline peak NRS was 5.7 for tapinarof and 6.1 for vehicle in PSOARING 1 and 5.9 and 6.1, respectively in PSOARING 2
- Clinically meaningful improvement in itch for tapinarof using the gold standard of a minimum 4-point improvement on the NRS scale[1,2]

*Least squares mean. Peak Pruritus NRS 11-point scale from 'no itch' (0) to 'worst itch possible' (10) over 24-hour period. In those patients with at least a 4-point peak pruritus NRS at baseline. †Denotes statistical significance.
ITT, intention-to-treat; NRS, numeric rating scale; OC, observed cases; QD, once daily; SEM, standard error of mean.

1. Lebwohl M et al. Am J Clin Dermatol. 2016;17:87–97; 2. Kimball AB et al. Br J Dermatol. 2016;175:157–162.

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Phase 3 PSOARING Program – Tapinarof Achieves Primary Endpoint Rapid & complete clearance of psoriasis in patient achieving primary endpoint | For Investor Audiences Only. BASELINE PGA = 3 PASI = 17.6 PGA = 0 PASI = 0 WEEK 4 WEEK 12 PGA = 2 PASI = 4 Results shown for one patient are not necessarily indicative of results for other patients, additional trials or other uses PGA and PASI are global efficacy assessments. Example of one representative target lesion of one tapinarof treated patient from the PSOARING 1 clinical trial. PASI, Psoriasis Area and Severity Index; PGA, Physician Global Assessment.

Phase 3 PSOARING Program – Tapinarof Achieves Primary Endpoint Lower extremity disease: rapid response in patient achieving primary endpoint | For Investor Audiences Only. Results shown for one patient are not necessarily indicative of results for other patients, additional trials or other uses BASELINE PGA = 3 PASI = 16.0 PGA = 1 PASI = 2.4 WEEK 4 WEEK 12 PGA = 2 PASI = 5.5 PGA and PASI are global efficacy assessments. Example of one representative target lesion of one tapinarof treated patient from the PSOARING 1 clinical trial. PASI, Psoriasis Area and Severity Index; PGA, Physician Global Assessment.

Phase 3 PSOARING Program – Tapinarof Clinical Improvement Clinical improvement in a patient not achieving regulatory endpoint | For Investor Audiences Only. Results shown for one patient are not necessarily indicative of results for other patients, additional trials or other uses BASELINE PGA = 3 PASI = 12.0 PGA = 3 PASI = 12.0 PGA = 2 PASI = 8.4 WEEK 4 WEEK 12 PGA and PASI are global efficacy assessments. Example of one representative target lesion of one tapinarof treated patient from the PSOARING 1 clinical trial. PASI, Psoriasis Area and Severity Index; PGA, Physician Global Assessment.

PSOARING 3 – Clear or Almost Clear for ~4 months Off Treatment Remittive (off-therapy) effect observed among patients entering with PGA=0 | For Investor Audiences Only. Key Points Overall, median time to PGA ≥ 2 was 115 days (95% CI = 85 to 162 days, approximately 3 to 5 months) CI, confidence interval; ITT, intention-to-treat, LTFU, lost to follow-up; OC, observed cases; PGA, Physician Global Assessment. Time to First PGA ≥2 (ITT, OC) 0 25 75 50 100 125 150 175 200 225 250 275 300 325 TIME (DAYS) Overall (N = 78) 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 PROBABILITY OF EXPERIENCING DISEASE WORSENING Median time to PGA≥2 115 days Data from Interim Analysis

Phase 3 PSOARING Studies: Most Common Treatment-Related TEAEs ≥ 1%

Consistent & predictable safety profile observed

Patients, n (%)	PSOARING 1		PSOARING 2	
	Tapinarof 1% QD (n=340)	Vehicle QD (n=170)	**Tapinarof 1% QD (n=343)**	Vehicle QD (n=172)
Folliculitis	**70 (20.6%)**	2 (1.2%)	**54 (15.7%)**	1 (0.6%)
Contact dermatitis	**13 (3.8%)**	1 (0.6%)	**16 (4.7%)**	0 (0%)
Headache	**5 (1.5%)**	1 (0.6%)	**1 (0.3%)**	0 (0%)
Pruritus	**4 (1.2%)**	0 (0%)	**2 (0.6%)**	0 (0%)
Dermatitis	**1 (0.3%)**	0 (0%)	**4 (1.2%)**	0 (0%)

Key Points

- Favorable safety profile observed over 52 weeks, AEs consistent with previous studies[1,2], no tapinarof-related SAEs
- Most treatment-related events are localized to site of application & mild to moderate in nature
- Low overall AE discontinuation rate for patients on tapinarof: <5.8%
  - Discontinuation due to folliculitis: 1.8% / 0.9% (PSOARING 1 / PSOARING 2); 1.2% (PSOARING 3)
- Consistent & predictable safety profile - over 2,200 patients have enrolled in 18 clinical trials[3]

Count reflects numbers of patients reporting one or more AEs that map to grouped MedDRA preferred term. A patient is counted once only for each type of AE but could experience ≥1 event of the AE. QD, once daily; TEAE, treatment-emergent adverse event. 1. Robbins K, et al. J Am Acad Dermatol. 2019;80:714–721; 2. Stein Gold L, et al. J Am Acad Dermatol. 2020; doi: 10.1016/j.jaad.2020.04.181. 3. Dermavant Data on File, Dec 2020.

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PSOARING 3 LTE Study – Investigator-Assessed Irritation Favorable tolerability without regard to site of application or duration of use | For Investor Audiences Only. Investigator Assessed Irritation Scores* Across All Application Sites (Safety population) Tapinarof 1% QD (Pivotal) (n=508) Overall (n=763) Vehicle QD (Pivotal) (n=255) WEEK 4 8 12 16 20 24 28 32 36 40 *Investigator assessed irritation scores (0–4) assess the presence and overall degree of irritation at the application sites according to the Local Tolerability Scale (dryness, erythema, and peeling) – no irritation (0), mild (1), moderate (2), severe (3), very severe (4). The score ideally represents an ‘average’ across all application sites. QD, once daily. 4 8 12 16 20 24 28 32 36 40 4 8 12 16 20 24 28 32 36 40 4 8 12 16 20 24 28 32 36 40 4 8 12 16 20 24 28 32 36 40 No irritation (0) Mild (1) Moderate (2) Severe (3) Very severe (4) Key Points Investigators assessed that ≥ 90% of patients had no irritation (score of 0) over 40 weeks of treatment Favorable tolerability on sensitive sites including face, neck, axillae, inframammary, skin folds, genitalia, & anal crux Data from Interim Analysis

1For Internal Discussion Purposes Only TAPINAROF CREAM ATOPIC DERMATITIS PROGRAM

Tapinarof Atopic Dermatitis Phase 2b Trial – Efficacy Results

Response rates: 49% of patients achieved IGA clear or almost clear and ≥2-grade improvement and 51% of patients achieved EASI75 after 8 weeks of treatment with tapinarof 1% QD

IGA score 0 or 1 and ≥2-grade improvement at week 8
Primary Endpoint was at 12 Weeks: Assessed in ITT Population (NRI Analysis)



60%
50%
40%
30%
20%
10%
0%
Proportion of Patients
Tapinarof 1% BID (n=40)
Tapinarof 1% QD (n=41)
Tapinarof 0.5% BID (n=43)
Tapinarof 0.5% QD (n=41)
Vehicle BID (n=42)
Vehicle QD (n=40)
Week 8
49%
13%
*
Week 1
Week 2
Week 4
Week 8
Week 12

EASI75 at Week 8
Secondary Endpoint was at 12 Weeks: Assessed in ITT Population (NRI Analysis)



70%
60%
50%
40%
30%
20%
10%
0%
Proportion of Patients
Tapinarof 1% BID (n=40)
Tapinarof 1% QD (n=41)
Tapinarof 0.5% BID (n=43)
Tapinarof 0.5% QD (n=41)
Vehicle BID (n=42)
Vehicle QD (n=40)
Week 8
51%
18%
*
Week 1
Week 2
Week 4
Week 8
Week 12

*Difference vs vehicle is statistically significant at p-value of 0.05 or lower. NRI analysis to account for higher dropout rates in vehicle group. BID, twice daily; IGA, Investigator Global Assessment; EASI, Eczema Area and Severity Index; ITT, intention to treat; NRI, non-responder imputation; QD, once daily. 1. Peppers J, et al. J Am Acad Dermatol. 2019;80:89-98 and Dermavant DOF [CSR 203121; 16Jun2017]. 2. Paller AS, et al. SKIN The Journal of Cutaneous Medicine. 2018;2:S60.

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Phase 3 ADORING Program – Study Design Two identically-designed pivotal trials followed by long-term, open-label extension | For Investor Audiences Only. Primary endpoint: Proportion of subjects who have a vIGA-ADTM 0 or 1 Baseline at Week 8 Secondary endpoints: Proportion of subjects with EASI 75 @ week 8 Mean change in %BSA from Baseline at Week 8 Proportion of subjects with EASI 90 @ Week 8 Proportion of subjects with > 4-pt reduction in PP-NRS @ Week 8 PROs: LTE DLQI/CLDQI/IDQOL EQ-5D-5L/EQ-5D-Y POEM DFI PP-NRS Study Objective: To demonstrate statistically significant treatment effect of tapinarof as compared with vehicle and an acceptable safety profile in moderate to severe atopic dermatitis patients R 2:1 R 2:1 Patients with AD Ages 2 years & above (max 20% > 18 years) IGA score ≥ 3 BSA ≥ 5% – ≤ 35% EASI score > 6 (N=400 per pivotal study) Tapinarof 1% QD Tapinarof 1% QD Vehicle QD Double-blind Treatment (8 weeks) Vehicle QD Long-term Open Label Extension (48 weeks) Off-Treatment Follow-Up (7 Days) (DMVT 3101) (DMVT 3102) Long-term Extension (LTE) (DMVT 3103) Withdrawal & Re-treatment 1 2 3

1For Internal Discussion Purposes Only COMMERCIAL OVERVIEW Chris Chapman, Chief Commercial Officer

Lack of Topical Innovation Offers Tapinarof Unprecedented Opportunity

Establishing a potential new topical benchmark in psoriasis & atopic dermatitis



Psoriasis Market
Atopic Dermatitis Market
After two decades of commercial success, nearly all PsO innovation due to systemic biologic therapies
AD category parallels PsO nearly ~20 years ago
Systemic Innovation
Low Topical Innovation
Systemic Innovation
Standard of Care
Topical Steroids
Benchmark Attributes
Treatment Effect
Durability
Remittive Effect
Safety
Tolerability
Late-Stage Pipeline
2 topicals
4 targeted systemics
Late-Stage Pipeline
3 topicals
7 targeted systemics
Robust late-stage AD pipeline

Tapinarof has the potential to address the shared topical innovation gaps within the PsO & AD markets

Sources: 1. PsO Market - Clinicaltrials.gov. (NCT03556202, NCT03598790, NCT03624127, NCT03611751, NCT03895372, NCT03431974, NCT02969018, NCT02776033, NCT02888236, NCT03308799, NCT03956355, NCT03983980, NCT04211389, NCT04211363). 2. AD Market - Clinicaltrials.gov. (NCT03308799, NCT03956355, NCT03983980, NCT04211389, NCT04211363, NCT03334396, NCT03334422, NCT03349060, NCT03575871, NCT03569293, NCT03568318, NCT03607422, NCT03568331, NCT03531957, NCT03911401, NCT03745638, NCT03745651, NCT02564055, NCT03916081, NCT03903822). Accessed August 28, 2021.

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U.S. Psoriasis Market Highly Concentrated & Readily Accessible 80% of market value concentrated in tight payer, prescriber & geographic clusters | For Investor Audiences Only. National Payers Geography Prescribers 80% of TRx claims are processed by 4 national PBMS/Plans* 80% of Derm Commercial TRx volume made up by 20 states 80% of Derm Commercial TRx volume made up by 5,649 HCPs High Value Targets & Investment Sources: 1. Symphony Prescriber Source (November 2019 – October 2020). 2. Drug Store Channels: The Top PBMs of 2020: Vertical Integration drives Consolidation. April 6, 2021. *Top 4 PBMS/Plans represent 85% of processed claims: CVS Health (Caremark): 32% Cigna (ESI & Ascent Health): 24% UnitedHealth (Optum): 21% Humana Pharmacy Solution: 8%

Extensive Market Research Supports Early Access & Adoption

More than 500 HCPs, >300 patients, & 65 payer interviews (~200M+ covered lives)

STAKEHOLDER	Specialty/ Role	Cohort Size
Dermatology HCPs	KOLs, High Decile Dermatologists & NPs/PAs	(n=195) 60-min Video Interviews (Qualitative); (n=346) 60-min web survey (Quantitative)
Payers	National & Regional PBMs & MCOs**: Express Scripts, Magellan Rx Management, CVS caremark, Optum, aetna, Anthem, UnitedHealthcare, Blue Cross Blue Shield of Michigan, Kaiser Permanente, Empire BlueCross BlueShield	(n=50) Incl. 8-hour Focus Group (Qualitative); (n=15) 60-min web survey (Quantitative)
Patients	Psoriasis sufferers currently on prescription treatment	(n=76) 60-min Video Interviews (Qualitative); (n=265) 30-min web survey (Quantitative)

HCP Research respondents averaged ~260 psoriasis patients on average with ~66% of patients covered under commercial insurance

*Due to the anonymity of participants across payer organizations, there is likely overlap of participants and plans (i.e., these are not all "unique" payers/ plans)

**Example plans included in prior research, not exhaustive

Sources: Phase 2b Qualitative research conducted by Triangle Insights, November 2018. Phase 3 Price Sensitivity Quantitative research conducted by Triangle Insights, July 2020. Qualitative research conducted by Triangle Insights, June 2020. Phase 3 HCP Value Prop Qualitative research conducted by Triangle Insights, November/December 2020 & January 2021.

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94% of HCPs Believe Tapinarof Can Address an Unmet Need in Psoriasis

Prescribers have a ***CLEAR & PRESENT*** understanding of the limitations of the current standard of care, TCS

Phase 3 HCP Qualitative Value Prop Research Rating

How would you rate a product with the profile of tapinarof overall?



Not at All Favorable
Very Favorable
6.4
1
2
3
4
5
6
7

● March 2021 TPP (N=50, "HCP Value Prop Research")

Addressing the Unmet Need

94% **of HCPs believe tapinarof has the potential to address the psoriasis unmet** need as a novel topical treatment option that is safe for chronic use

HCP Value Prop Research Key Insights

01 TCS/Combination Steroid Products

~75% physicians are optimistic that tapinarof could replace TCS *or combination products* ***for first line use in mild-to-moderate patients***

02 Biologics / Otezla

Many physicians are optimistic that ***tapinarof can be a step before Otezla & delay the use of biologics***

"Tapinarof has the potential to replace steroids for first line use"

-Dermatologist

Tapinarof has not been studied in combination with other drugs

No head-to-head trials of tapinarof have been conducted against other psoriasis treatments

Source: Interviews conducted by Triangle Insights, November/December 2020 & January 2021 with dermatologists (n = 50)

1. What aspect of this product do you find most attractive?

88 | For Investor Audiences Only.

dermavant

Payer & Prescriber Interests Aligned in the Need for Topical Innovation

Tapinarof could offer payers the opportunity to manage spend with ***INNOVATION*** vs. ***RESTRICTION***

Phase 3 Payer Qualitative Value Prop Research: National Plan Ratings

"How would you rate Product X overall?
(1-7 scale where 1 is not at all favorable and 7 is very favorable)"


Not at All Favorable
6.2
Very Favorable
1
2
3
4
5
6
7
National Plan Average (N=8)

Payer Key Insights

- **Delay Progression to Expensive Systemics**
  - Payers acknowledge the potential for tapinarof to delay the progression to expensive biologics that are driving spend in the psoriasis category
- **Innovative Contracting**
  - Several large national organizations indicated an interest in innovative risk-based contracting due to the potential treatment and remittive effect seen with tapinarof

Quotes from Payers

"The value is that it has a ***durable effect*** on a significant portion of the treated population."

-Regional MCO

"If you can show ***clearance for 3 months***, you may see a significant cost saving."

-National PBM

"I think the ***remittive effect is a very attractive*** aspect."

-Regional PBM

89 | For Investor Audiences Only.

Source: N=17 payer interviews conducted by Triangle Insights Group, March & April 2021 dermavant

Key Attributes Have Potential To Set New Benchmark for Topical Innovation | For Investor Audiences Only. Source: Qualitative market research conducted by Triangle Insights, January 2021 with dermatologists (n = 50) 1. What aspect of this product do you find most attractive? Overall Efficacy 1 7 Not at all Favorable Very Favorable Remittive Effect Time to Clearance Fewer Flares Long Term Safety Tolerability Ability to use without regard to duration or location Tapinarof Attribute Ratings: Phase 3 HCP Value Prop Market Research

Tapinarof's Prescriber, Payer & Patient Benefits are Uniquely Aligned

Versatility may fundamentally change the psoriasis treatment paradigm

Current PsO Treatment Paradigm[1]	Mild Disease <3% BSA	Moderate Disease 3-10% BSA	Severe Disease >10% BSA
1st Line Treatment[2]	**1 Chronic Monotherapy** "Breaking The TCS Flare Cycle/ Changing The Paradigm"		**2 Chronic Concomitant** "A Partner with Biologics"
2nd Line Treatment[2]			
3rd Line Treatment[2]			

Tapinarof's profile may enable it to be used **in place of topical steroids** & may offer a **long-term solution to a chronic condition**[3]

Tapinarof may delay **the path to biologics, like the delay achieved by using oral agents**[5], therefore reducing reliance on expensive biologic therapies

Rationale:

- A retrospective study found that in patients prescribed a biologic therapy, almost **two thirds received a new topical prescription**[4]
- Topical medications were most often steroids, rather than Vitamin D

Potential to use without regard to location or duration could enable long-term monotherapy and concomitant use

Tapinarof has not been studied in combination with other drugs

No head-to-head trials of tapinarof have been conducted against other psoriasis treatments

91 | For Investor Audiences Only.

Sources: 1. National Psoriasis Foundation (October 2020), retrieved from https://www.psoriasis.org/psoriasis-statistics/; 2. Takeshita, J., et al. Journal of Investigative Dermatology. 2015. 135. 2955-2963; 3. Interviews conducted by Triangle Insights, July 2020 with dermatologists (n = 19), NP/Pas (n = 7), & patients (n = 10). 4. Noe, M., et al. J Drugs Dermatol. 2019. 18(8): 745-750; 5. Wu, et al., Journal of Dermatological Treatment. 2019. 30 (5): 446-453

dermavant

1For Internal Discussion Purposes Only FINANCE, IP AND SUMMARY

Strategic Partnerships with GSK & Thermo Fisher Support Global Supply Agreements ensure a high quality & predictable supply of drug substance and drug product | For Investor Audiences Only. Drug Product Manufacturing Barnard Castle, UK Drug Substance Manufacturing Cork, Ireland Clinical Manufacturing: Thermo Fisher: Phase 3 clinical & registration batches GSK: Phase 3 clinical, registration batches, additional clinical & non-clinical studies Raw Material Sourcing: Leverage global procurement & sourcing network at each site Experience with Tapinarof: Thermo Fisher: since 2016 GSK: since 2015 Commercial Production Readiness: Significant experience manufacturing at commercial scale Commercial sites with worldwide capabilities to support global registrations In good standing with global health agencies Commercial launch & supply sites for both drug substance & drug product Capacity: Sites capacity sufficient to support tapinarof commercial demand Governance: Structured metrics driven collaboration, solid compliance history, & quality management systems Business Continuity: Robust site level business continuity programs & risk management planning

Tapinarof IP Summary: Patent Protection Until at Least 2036 | For Investor Audiences Only. * The remittive effect encourages payers to consider innovative contracts that cap annual refills or involve risk-sharing for the patient outcomes. Source: N=17 payer interviews conducted by Triangle Insights Group, March and April 2021 US Patent 10,195,160 expires 2036 (Formulation): covers all the viable emulsion/cream formulations that were studied by GSK, its predecessor & their CROs over many years of development Claims have very broad ranges regarding the critical components of the formulation Claims cover the commercial formulation and variations thereof Foreign counterpart applications to the ‘160 Formulation and ‘649 API Synthesis Patent Applications are issued or pending in other major market countries The Japanese formulation patent has issued and the European Examination Report indicated the claimed formulation subject matter is novel and inventive Once issued, natural expiration dates will be in 2036 for the formulation patents and in 2038 for the API synthesis patents The ’160, ’743, & ’649 Patents may be eligible for listing in FDA’s Orange Book ANDA filers would have to invalidate or design-around these patents in order to obtain approval before the patents expire US Patent 10,647,649 expires in 2038: covers the commercial API synthesis, novel intermediates and high purity API crystal form produced by the synthesis US Patent 10,426,743 also expires 2036 (Method of Use): covers treating inflammatory diseases, including specifically PsO & AD, using the formulations covered in the ‘160 patent

Summary

Dermavant poised to ***TRANSFORM*** Immuno-Dermatology

Dermavant

- $44.3B global opportunity across the two largest immuno-dermatology segments: psoriasis & atopic dermatitis (2026 forecast*)
- Tapinarof is a potentially transformational novel chemical entity that if approved may provide a combination of treatment effect, durability (on therapy), remittive effect (off therapy), safety & tolerability, in a once daily, cosmetically elegant non-steroidal cream
- PSOARING Phase 3 psoriasis program completed; PDUFA action expected 2Q 2022; Comprehensive commercial launch planning underway
- ADORING Phase 3 Program initiated 3Q 2021; topline results anticipated 1H 2023
- Development pipeline addressing additional disease states & indications

*Evaluate Pharma Data: Global Psoriasis and Atopic Dermatitis Prescription Drugs Market and Forecast 2019 – 2026 (excluding aesthetic indications); Psoriasis Indication Profile, USA Market Analysis; Atopic Dermatitis Indication Profile, USA Market Analysis (extracted September 2021).

95 | For Investor Audiences Only.

dermavant

1For Internal Discussion Purposes Only Appendix

Folliculitis Examples From PSOARING 1 & 2 Most treatment-related events are localized to site of application & mild to moderate in nature | For Investor Audiences Only. Examples of two representative target lesions of two tapinarof treated patients from the PSOARING 1 and 2 clinical trials. DMVT-505-3001_AE_1906_1906-007 CTCAE Grade 1 = Mild DMVT-505-3002_AE_2016_2016_012 CTCAE Grade 2 = Moderate Results shown for two patients are not necessarily indicative of results for other patients, additional trials or other uses

Roivant R&D Day Investor Presentation September 28, 2021

Forward-looking statements This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “future,” “potential,” “continue” and other similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. For example, forward-looking statements include statements Immunovant makes regarding its business strategy, its plans to develop and commercialize its product candidates, the potential safety and efficacy of Immunovant’s current or future product candidates, including batoclimab for Myasthenia Gravis, Thyroid Eye Disease and Warm Autoimmune Hemolytic Anemia, its expectations regarding timing, the design and results of clinical trials of its product candidates, Immunovant’s plans and expected timing with respect to regulatory filings and approvals, the size and growth potential of the markets for Immunovant’s product candidates, and its ability to serve those markets. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive final trial results or of the results of later clinical trials; the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the continued development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials and resumption of current trials; Immunovant’s scientific approach, clinical trial design, indication selection and general development progress; future clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this presentation; any product candidates that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the potential impact of the ongoing COVID-19 pandemic on Immunovant’s clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of its sole product candidate, IMVT-1401; Immunovant is at an early stage in development of IMVT-1401; and Immunovant will require additional capital to fund its operations and advance IMVT-1401 through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed with the SEC on August 9, 2021. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Rethinking possibilities in autoimmune disease Love Trailblazing All Voices Bolder Faster Our vision: Normal lives for people with autoimmune diseases

Anti-FcRn Market: Potential therapeutic benefit across wide range of indications Fifteen indications announced by at least one anti-FcRn program ENDOCRINOLOGY Thyroid eye disease RHEUMATOLOGY Primary Sjögrens Syndrome  Lupus Nephritis Systemic lupus erythematosus Rheumatoid arthritis DERMATOLOGY Bullous pemphigoid Pemphigus foliaceus/ Pemphigus vulgaris NEUROLOGY Myasthenia Gravis Chronic inflammatory demyelinating polyneuropathy Myositis Autoimmune encephalitis Myelin oligodendrocyte glycoprotein antibody disorders (MOG-antibody disorder) HEMATOLOGY Warm autoimmune hemolytic anemia Hemolytic disease of the fetus and newborn Idiopathic thrombocytopenic purpura Source: https://www.clinicaltrials.gov/

Source: Analysis – Social Media Review MG n=975 / Qualitative research – MG patient journey n=28 / MG Patient Advisory Council n=6 / MG Patient Quantitative Survey (n=50) Even well controlled patients report lifestyle accommodations Anxiety around response and duration Significant impact on quality of life Variable time to response for existing treatments (e.g. steroids, immunosuppressants, IVIg) Trade-offs between safety risks and therapeutic benefit with some therapies Reliable treatment options Most patients feel that their condition is uncontrolled Different patients need more or less intensive therapy Flexible treatment options Desire to feel like a person not a patient Considerations for chronic disease management (i.e., simple, at-home self-administration) People-centered treatment delivery Despite available treatment options, people with Myasthenia Gravis report significant unmet needs

Dosing approach preferences Source: Analysis – MG Patient Quantitative Survey (n=50) 94% of respondents with Myasthenia Gravis prefer chronic versus intermittent dosing Patient Survey Feedback: Preferred Treatment Approach

Batoclimab’s (IMVT-1401) differentiated attributes provide a unique opportunity to address patients’ unmet needs Subcutaneous route of administration: Designed and developed for simple subcutaneous injection to provide human-centric, give and go dosing experience Significant impact on quality of life Reliable treatment options Flexible treatment options People-centered delivery of treatment Flexible dosing potential: Deep, rapid IgG suppression in the short-term; adjustable IgG suppression in the long-term Batoclimab Batoclimab

Developing Gene Therapies for Rare Diseases

Aruvant represents a growth opportunity developing potentially curative gene therapies for rare diseases All product candidates are investigational and subject to regulatory approval. Ongoing Phase 1/2 trial Clinical data demonstrating curative potential Up to 100% reduction in vaso-occlusive events (VOEs) Durable responses for more than three years Toxicity advantage vs other gene therapies: Requires non-myeloablative chemotherapy Preclinical data: durable increases in tissue non-specific alklaline phosphatase (ALP) levels through 18 months Potential one time Rx to replace chronic ERT standard of care ARU-1801 Lentiviral gene therapy for sickle cell disease ARU-2801 AAV gene therapy for hypophosphatasia

Experienced team in gene therapy, clinical development and manufacturing



Will Chou, MD, MBA
Chief Executive Officer

NOVARTIS

- Global Commercial Head Kymriah
- Head Lymphoma Clinical Development Kymriah
- Clinical, CMC, regulatory and commercial leadership for first approved CAR-T



Palani Palaniappan, PhD
Chief Technology Officer

SAREPTA THERAPEUTICS

- Global Technical Operations Head
- 25 years technical ops leadership
- Multiple gene therapy development programs
- Successful rare disease approvals
- Novel assay development, CMO management



Stan Musial, MBA
Chief Financial Officer

XENIKOS rebalancing the immune system

- Chief Business Officer and Chief Financial Officer
- Financial executive with 25+ years experience
- CFO of multiple privately-held and publicly-held biotechnology companies
- Commercial launch and execution



E. Blair Clark-Schoeb
SVP, Communications

Zyla life sciences

- SVP, Communications
- 20+ years communications leadership (public relations, investor relations, patient advocacy & government affairs)
- Multiple rare disease programs (Friedreich's Ataxia, Hereditary Angioedema, Huntington's Disease)



Meghan Kelton
Executive Director, Human Resources

avexis

- Head, People, Organization & HR Site, Novartis Gene Therapies
- 15 years HR experience
- Senior Professional HR and Society or HR Management Senior certifications

ARUVANT

For Investor Audiences Only

107
All trademarks are the property of their respective owners.

The major complication of sickle cell disease are vaso-occlusive events (VOEs) which are painful and costly



A person with sickle-cell disease with intensifying back pain receives a blood transfusion. Credit: Ilana Panich-Linsman/NYT/eyevine

- VOEs are episodes of extreme pain caused by vaso-occlusion that can last several days
- 95% of hospitalizations for SCD are due to VOEs[1]
- VOEs can lead to severe complications and progressive organ damage[2]
- Increased frequency of pain crises is associated with decreased survival[3]
  - Life expectancy of SCD remains in mid 40s

1. Ballas SK, Lusardi M. Am J Hematol. 2005;79(1):17-25; 2. Piel FB, Steinberg MH, Rees DC. N Engl J Med. 2017;376(16):1561-1573; 3. Elmariah H, Garrett ME, De Castro LM, et al. Am J Hematol. 2014;89(5):530-535

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ARUVANT

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ARU-1801 is a one-time potentially curative therapy for SCD with a differentiated toxicity profile. Uses self-inactivating lentiviral vector that contains a proprietary γ-globin gene for a novel, highly potent variant of fetal hemoglobin (HbF): HbFG16D Unique potency allows ARU-1801 to engraft with only reduced intensity conditioning (RIC). Potential for curative reduction in disease burden. VOE reduction up to 100% Durable engraftment over three years All product candidates are investigational and subject to regulatory approval.

ARU-1801 uses a patient’s own stem cells to make a unique fetal hemoglobin Produce Lentiviral Vector Collect CD34+ Stem Cells Transduce CD34+ Cells Ex Vivo Infuse Cells after a Single Dose of RIC 01 02 03 04

ARU-1801's unique attributes enable a potential differentiated product profile

More hemoglobin F per vector copy
Proprietary G16D point mutation drives higher HbF payload per vector copy

High HbF^{G16D} potency
HbF^{G16D} may have a more potent anti-sickling effect than endogenous HbF

Preserved stemness
Proprietary manufacturing component enables more true stem cells in each dose


Engraftment with RIC
Potential for clinical efficacy at lower VCN

ARUVANT

111
All product candidates are investigational and subject to regulatory approval.

RIC has potential benefits for patients, providers, and payors

Reduced intensity conditioning (RIC) with melphalan 140mg/m^2 may provide significant clinical benefit compared to the busulfan-based regimen used by the other leading SCD gene therapy candidates, including the potential for lower risk of secondary malignancy

Note: no head-to-head studies of these products have been conducted

	Busulfan 3.2 mg/kg/day* (Used by myeloablative gene therapies)	Melphalan 140 mg/m^2 (Used by ARU-1801)
Neutropenia Recovery Time	20 days[1]	**7 days[2]**
Platelet Recovery Time	28 days[1]	**8 days[2]**
Neurotoxicity	Seizure prophylaxis required[3]	**No seizure prophylaxis required[4]**
Ovarian Failure	70 - 80%[5]	**30 - 40%[5]**
Chemo Administration	4 days[6] daily PK monitoring	**1-hour infusion[4]**
Days in Hospital (Median)	44 days[6]	**0-5 days[7]**
Potential for Outpatient Administration	Low[3] *(longer cytopenias, multiple infusions)*	**High[7]** ***(common in multiple myeloma)***
Backup Collection	Required[8]	**Not required[9]**
Risk if No Engraftment	Rescue transplant required[8]	**No rescue required[9]**

Table reflects combination of gene therapy protocols, reported results from gene therapy trials, and literature on the use of these conditioning agents in other settings.
*Dose adjusted to a targeted AUC for busulfan of 4200 µM*min. 1. bluebird bio ASGCT 2020. Resolution of Sickle Cell Disease (SCD) Manifestations in Patients Treated with LentiGlobin Gene Therapy: Updated Results of Phase 1/2 HGB-206 Group C Study. 2. Based on data from 3 ARU-1801 patients. 3. Busulfan label; seizure prophylaxis required but not with phenytoin due to PK interaction with busulfan. 4. ALKERAN label. 5. Estimated based on Kaplan-Meier plot in post-pubescent female children based on time to elevated FSH level with up to 8 years follow up (Panasuik et al. BJH 2015). 6. ZYNTEGLO EPAR. 7. Boston Medical Center. B Freeman et al. (2014) Bone Marrow Transplantation and Guru Murthy GS et al. (2019) Biol. Blood Marrow Transplant; outpatient autologous HSCT are already performed for multiple myeloma and AL amyloidosis 8. Rescue cell collection required per bluebird bio protocol. 9. Based on Aruvant protocol. Drugs are investigational and subject to regulatory approval.

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Recent events in 2021 reinforce importance of safety in GTx, an area where ARU-1801 is uniquely differentiated

BLUE events and findings

2nd AML case in SCD study

- Vector was very unlikely a factor in either AML/MDS case[1,2]
- Busulfan conditioning and baseline risk identified as possible causes[1,2]

MDS case in CALD study

- Known risk of specific retroviral promoter sequence in Skysona vector[3,4]

- ARU-1801 uses RIC melphalan[5]
- Lower exposure to alkylating chemotherapy associated with lower risk of oncogenesis[6-8]
- ARU-1801 does not use retroviral promoter sequences[5]
- Prior to CALD case, >250 patients treated with lentiviral gene therapies in autologous stem cells with no insertional oncogenic events[9]

Drugs are investigational and subject to regulatory approval.

1. Tisdale Blood Advances 2020
2. Bluebird bio press release and conference call March 2021
3. Bluebird bio Q2 earnings call, 8/9/2021
4. Eichler et alt. New England J of Medicine 2017
5. ARU-1801 IND
6. Greene MH et al. Ann Intern Med. 1986 Sep;105(3):360-7.
7. Tucker MA et al. J Natl Cancer Inst. 1987 Mar;78(3):459-64.
8. Cuzick J et al. Br J Cancer. 1987 May;55(5):523-9.
9. Tucci et al, poster presentation, EHA 2020

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Before treatment with ARU-1801, patients had numerous VOEs despite SOC treatment -24 -12 0 +12 +24 Pt 1 Pt 2 Pt 3 Pt 4 Pre-treatment VOEs Pre-treatment Patient Management No VOEs observed 12 mo f/u Months before treatment Vaso-occlusive event Begin process development All product candidates are investigational and subject to regulatory approval. failed hydroxyurea; frequent supportive care hydroxyurea chronic RBC transfusions hydroxyurea Academic manufacturing Improved manufacturing

Significant improvement to date in VOEs including 100% resolution in recently treated patients -24 -12 0 +12 +24 Pt 1 Pt 2 Pt 3 Pt 4 93% 100% 100% 85% VOE Reduction Pre-treatment VOEs Post-treatment VOEs No VOEs observed 18 mo f/u No VOEs observed 12 mo f/u Months before/after treatment Vaso-occlusive event Begin process development Academic manufacturing Improved manufacturing All product candidates are investigational and subject to regulatory approval.

Market research showed GTx with RIC grows addressable population and is favored choice vs myeloablative options Entry of ARU-1801 increases patients eligible for GTx Pts eligible for GTx Pts eligible for GTx Myeloablative GTx only market Myeloablative GTx + ARU-1801 market Results from market research of 75 physicians. Drugs are investigational and subject to regulatory approval. 225K SCD Population (US & EU) 47% have severe SCD

ARU-1801 Path Forward First patient dosed with updated manufacturing process ARU-1801 Ph 1/2 data Initiate ARU-1801 pivotal study H2 H2 H1:23 ü ü

ARU-2801 for Hypophosphatasia Data presented in All trademarks are the property of their respective owners.

ARU-2801 is a one-time gene therapy for hypophosphatasia (HPP) that could replace a potential blockbuster enzyme replacement therapy (ERT) SOC and deliver potentially curative efficacy, without the limitations of chronic administration ARU-2801 is an adeno-associated virus gene therapy designed to treat hypophosphatasia, a devastating, ultra-orphan disorder that affects multiple organ systems and leads to high mortality Durable and sustainable increases in tissue non-specific alklaline phosphatase (ALP) levels through 18 months Potential for reduction in disease burden Significant increase in survival and lifespan (18 months vs 3 weeks) Amelioration of bone defects with development of mature bone Normalization of body weight and bone density All product candidates are investigational and subject to regulatory approval.

Hypophosphatasia (HPP) is a devastating and potentially fatal orphan disorder with no gene therapy treatments available

HPP is caused by mutation in the *ALPL* gene and is characterized by low or no expression of tissue non-specific alkaline phosphatase (TNS-ALP)

Mutant TNSALP impairs bone mineralization…

- In HPP, TNS-ALP, is mutated and cannot convert pyrophosphate (PPi) to phosphate (Pi)
- This results in limited hydroxyapatite formation, **and therefore limited bone mineralization**



Normal
HPP
HAP
HAP
HAP
Ca
P_i
P_i
PP_i
TNSALP
Ca
P_i
HAP
PP_i
Osteoblast
Chondrocyte

…leading to severe musculoskeletal compromise

- Severe forms result in **respiratory failure** from chest hypoplasia, **seizures**, and **limb deformity**
- Left untreated, 50% of severe perinatal / infantile-onset patients die within first year of life



A



1. J Pediatr. 2019 Jun;209:116-124.e4. doi: 10.1016/j.jpeds.2019.01.049. Epub 2019 Apr 9.
2. Fraser D: Hypophosphatasia. Am J Med. 1957, 22: 730-46. 10.1016/0002-9343(57)90124-9.
3. Ann Hum Genet . 2011 May;75(3):439-45. doi: 10.1111/j.1469-1809.2011.00642.x. Epub 2011 Mar 24

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SOC ERT for HPP, Strensiq, requires chronic administration and patients experience injection site reactions leaving high unmet need

Chronic, frequent injections

- Up to 6x SC injections/week for a lifetime[1]
- Doses need to be matched with patient weight[1]

"Every injection is the most dreaded experience. It's like asking to inject fire into your body."
– HPP patient

AEs at injection site

- 74% injection site reactions[2]
- Lipodystrophy shown in 28% of patients, including 70% of juvenile-onset patients[1]

"I wouldn't hesitate with something new if it meant less injections."
– HPP patient

ARU-2801 can potentially eliminate these inherent chronic injection issues

1. Strensiq FDA Label
2. Strensiq EPAR Product Information

Drugs are investigational and subject to regulatory approval.

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ARUVANT
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In HPP murine models, ARU-2801 treatment results in high, durable ALP levels and survival to 18 months (vs 3 weeks untreated)

High ALP levels in HPP model (Akp2-/- mice)



100
10
1
0.1
0.01
ALP activity (U/ml)
0
5
10
15
months
HPP model
<1 mo survival
ARU-2801 1e12
ARU-2801 3e11
ARU-2801 1e11
WT
HPP disease model (Akp2-/-)

Durable 18-month OS of 70%



100
50
0
Survival (%)
0
5
10
15
months
ARU-2801 1e12
ARU-2801 3e11
ARU-2801 1e11
HPP disease model (Akp2-/-)

No evidence of ectopic calcifications at these therapeutic doses

122

All drugs are investigational and subject to health authority approval.

1. Matsumoto T et alt *Molecular Therapy Methods and Clinical Development* 2021

ARUVANT

For Investor Audiences Only

Targeting Rare Autoimmune Diseases For Investor Audiences Only

Introduction We are developing an anti-GM-CSF monoclonal antibody (namilumab) for sarcoidosis and potentially other autoimmune rare diseases Sarcoidosis is a systemic, multi-organ disease that results from a dysregulated immune response, with poor treatment options Our goal is to significantly improve the treatment of sarcoidosis with a convenient and well-tolerated 1x monthly injection We expect to initiate a Phase 2 clinical trial for pulmonary sarcoidosis in the first half of 2022 For Investor Audiences Only

Sarcoidosis – Rare Autoimmune Disease

- Characterized by the accumulation of granulomas in organs and lymph nodes, believed to be due to an exaggerated antigen-driven immune response
- The resulting inflammation leads to organ dysfunction, irreversible scarring, and overall poor quality of life[1]
- ~200k have sarcoidosis in the US[2]
- Pulmonary sarcoidosis is the most common clinical manifestation (>90% of cases) and the most common cause of death[3]
  - Declining pulmonary function
  - Breathlessness, fatigue, cough, and pain



Enlarged lung hilar lymph nodes
Granulomas and scarring
Eye
- dry eyes
- blurry vision
Lymph nodes
- enlarged
Lungs
- hacking cough
- cough up blood
Heart
- complications
Liver
and spleen
- enlargement
Skin
- rashes
- lupus pernio
- erythema nodosum
- skin lesions on back
- subcutaneous nodules
Joints
- pain
- arthritis
- swelling of the knees

1. Baughman, et al. Annals ATS 2016
2. Denning, et al. European Respiratory Journal 2013
3. Sauer, et al. Annals ATS 2017; Baughman, et al. Sarcoidosis Vasculitis and Diffuse Lung Diseases 1997

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Goal of therapy is to prevent or control organ damage, relieve symptoms and improve patients’ quality of life Corticosteroids are first-line therapy, but have significant side effects with long-term dosing Immunosuppressive therapy (methotrexate, azathioprine) and biologics (TNF inhibitors) are steroid-sparing 2L and 3L options, but slow onset, poor tolerability, safety risks, inconsistent effectiveness, and/or reimbursement challenges limit their use None are FDA approved for use in sarcoidosis1,2 Inadequate Treatment Options for Sarcoidosis Oral Corticosteroids Immunosuppressants (off-label) Biologics (off-label) First Line Second Line Third Line Korsten, et. al Current Opinion in Pulmonary Medicine 2013 Foundation for Sarcoidosis Research: “Sarcoidosis Treatment Guidelines” For Investor Audiences Only

GM-CSF is a Key Pathogenic Cytokine in Sarcoidosis

- GM-CSF is a pro-inflammatory cytokine that plays a key role in the promotion and maintenance of sarcoid granuloma inflammation[1]
- GM-CSF activates macrophages and other immune cells, which drive inflammation and tissue damage[2]
- Upregulated GM-CSF forms granulomas in sarcoidosis *in vitro* models[3]
- GM-CSF knockout mice unable to form granulomas in response to tuberculosis and succumbed to the disease[4]
- GM-CSF over-expression in rat lung promotes macrophage granuloma formation, fibrosis, and tissue damage[5]
- GM-CSF is significantly elevated in patients' bronchoalveolar lavage fluid and lung tissue, and correlated with disease severity[6]


Epithelial cell
B cell
T cell
IL-1
GM-CSF
Dendritic Cell
Monocyte
Macrophage
Granulocyte
Monocyte-
Derived Cell
TNF
IL-1
ROS
Tissue lesion

1. Ishioka S, et al. Sarcoidosis, Vasculitis, and Diffuse Lung Diseases 1996. 2. Itoh A, et al. Respirology 1998. 3. Crouser ED, et al. Am J Respir Cell Mol Biol 2017. 4. Szeliga J, Daniel DS, Yang CH, et al. Tuberculosis 2008; Beecher et al. Immunity 2016. 5. Xing Z, et al. J. Clin. Invest 1996. 6. Itoh A, Yamaguchi E, Furuya K, et al. Thorax 1993; Crouser ED, et al. Am J Respir Crit Care Med 2009; Itoh A, et al. Respirology 2008

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kinevant
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Namilumab is a fully human anti-GM-CSF monoclonal antibody with broad potential in autoimmune diseases In multiple Phase 2 studies, anti-GM-CSFs have been well-tolerated and have demonstrated the potential to improve symptoms in autoimmune diseases including rheumatoid arthritis and giant cell arteritis1 Namilumab has been studied in ~300 patients to date and was demonstrated to be well-tolerated with decreased disease activity compared to placebo in rheumatoid arthritis2 Namilumab has been studied using the least frequent subcutaneous dosing in the anti-GM-CSF class (Q4W) Namilumab has the potential to be the preferred option for pulmonary sarcoidosis Kinevant has completed a robust planning campaign for a Phase 2 trial of namilumab in pulmonary sarcoidosis expected to be initiated in the first half of 2022 Namilumab Drugs are investigational and subject to regulatory approval. 1. Kiniksa Announces Positive Data from Phase 2 Trial of Mavrilimumab in Giant Cell Arteritis, October 2020. GSK Presents New Efficacy and Safety Data of an Anti GM-CSF Antibody in Patients with Rheumatoid Arthritis, October 2018. 2. Taylor P, et al. Arthritis Res Therapy 2019; Tanaka S et al. International J Pharmacol Therapy 2018; Papp KA et al. J Dermatol 2019; Huizinga TW et al. Arthritis Res Ther. 2017; Unpublished Ph 2 results ankylosing spondylitis For Investor Audiences Only

Limited Pipeline Competition for Pulmonary Sarcoidosis

Candidate	Sponsor	Mechanism of Action	Development Phase	
			Phase 1/2	Phase 2
ATYR1923	aTyr	NRP2 modulator	Completed	
CMK389	Novartis	IL-18 Antibody		Initiated
Inhaled VIP	Relief	Immunosuppressant		Announced

Sources: clinicaltrials.gov; aTyr Pharma press release dated September 13, 2021; Relief Therapeutics press release dated September 2, 2021

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kinevant

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Summary Sarcoidosis is a significant unmet clinical need Preclinical studies and patient samples indicate GM-CSF likely contributes to the pathogenesis of sarcoidosis Namilumab has the potential to significantly improve the treatment of sarcoidosis We are building a world class team with drug development expertise in respiratory and autoimmune diseases A well-tolerated and effective, steroid-sparing, therapy for sarcoidosis has blockbuster commercial potential1 We plan to initiate a Phase 2 study in pulmonary sarcoidosis in first half of 2022 We plan to evaluate indication expansion opportunities for namilumab beyond pulmonary sarcoidosis Add an image Drugs are investigational and subject to regulatory approval. 1. Market research. For Investor Audiences Only